Exhibit 99(c)(4)

Preliminary Draft

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2. Company Information & Performance

EVERCORE | citigroup

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Insight Communications vs. Cable Peer Group

Cable Revenue Growth (%)

14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
12.2
9.3
8.6
8.3
8.6
7.5
7.3
6.4
6.1
5.6
4.9
4.7
2005
2006
2007
2008
2009
2010

Cable EBITDA Growth (%)

12.0
10.0
8.0
6.0
4.0
2.0
0.0
3.8
10.5
10.5
10.3
8.8
8.4
6.1
6.5
4.3
5.2
3.0
4.3
2005
2006
2007
2008
2009
2010

Cable EBITDA Margin (%)

44.0
40.0
36.0
32.0
28.0
24.0
20.0
39.9
38.7
40.5
39.3
40.6
39.6
40.2
39.8
39.5
39.7
38.8
38.6
2005
2006
2007
2008
2009
2010

Cable EBITDA per Subscriber ($)

600
500
400
300
200
100
0
350
360
391
402
432
445
459
483
479
513
493
524
2005
2006
2007
2008
2009
2010

Insight / Management   Peer Median

4

EVERCORE | citigroup

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Insight Communications vs. Cable Peer Group

Basic Penetration (% of Video Homes Passed)

56.0
54.0
52.0
50.0
48.0
53.5
54.1
51.2
53.4
50.6
52.8
50.0
51.8
49.3
51.1
48.7
50.2
2005
2006
2007
2008
2009
2010

Digital Penetration (% of Basic Subs)

70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
39.2
44.7
44.2
47.9
48.2
50.9
52.2
53.7
56.2
56.2
60.2
59.6
2005
2006
2007
2008
2009
2010

Data Penetration (% of Video Homes Passed)

40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
19.3
21.1
22.4
23.6
25.4
25.8
28.3
27.4
31.1
28.8
33.8
28.7
2005
2006
2007
2008
2009
2010

Telephony Penetration (% of Video Homes Passed)

24.0
20.0
16.0
12.0
8.0
4.0
0.0
4.5
3.9
8.8
6.8
12.7
9.5
16.6
11.4
19.4
13.1
22.0
16.1
2005
2006
2007
2008
2009
2010

Insight / Management Peer Median

5

EVERCORE | citigroup

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Insight Communications vs. Cable Peer Group

Basic Subscriber Growth (%)

1.6
1.2
0.8
0.4
0.0
(0.4)
(0.8)
(1.2)
(1.6)
(2.0)
(2.4)
(2.8)
(3.2)
(3.6)
1.2
0.1
(3.1)
0.2
0.0
0.2
0.0
0.1
0.0
0.1
0.0
0.1
2005
2006
2007
2008
2009
2010

Data Subscriber Growth (%)

50.0
40.0
30.0
20.0
10.0
0.0
40.4
19.5
17.5
13.2
14.7
9.8
12.8
7.8
11.3
6.5
10.2
5.6
2005
2006
2007
2008
2009
2010

Digital Subscriber Growth (%)

14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
11.9
8.9
9.2
7.3
9.1
6.4
8.3
5.1
7.7
4.0
7.1
3.4
2005
2006
2007
2008
2009
2010

Telephony Subscriber Growth (%)

120.0
100.0
80.0
60.0
40.0
20.0
0.0
66.9
NM
99.6
78.9
46.7
42.8
31.8
27.5
18.1
16.6
15.3
15.2
2005
2006
2007
2008
2009
2010

Insight / Management Peer Median

6

EVERCORE | citigroup

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Insight Communications Actual Performance vs. Budget

	2002			2003			2004			2005 Q1			2005 YTD(a)		
	Budget	Actual	% Var.	Budget	Actual	% Var.	Budget	Actual	% Var.	Budget	Actual	% Var.	Budget	Actual	% Var.
Basic Sub Revenue	$509.7	$506.1	(0.7%)	$548.5	$537.0	(2.1%)	$581.5	$573.7	(1.4%)	$147.5	$147.6	0.1%	$249.7	$249.3	(0.1%)
Digital Revenue	71.8	66.1	(7.9)	95.0	83.5	(12.2)	101.1	98.8	(2.3)	24.6	26.8	8.9	43.1	45.4	5.2
HSI Revenue	56.0	59.0	5.2	89.4	93.9	5.1	133.3	132.0	(0.9)	39.6	42.1	6.4	72.3	72.8	0.8
Other	143.4	180.8	26.1	182.2	188.2	3.3	197.7	198.0	0.2	53.0	52.8	(0.5)	89.8	90.1	0.3
Total Revenue	$780.8	$812.0	4.0%	$916.1	$902.8	(1.4%)	$1,013.6	$1,002.6	(1.1%)	$264.7	$269.3	1.7%	$454.8	$457.8	0.6%
EBITDA	$362.2	$355.5	(1.9%)	$404.1	$387.1	(4.2%)	$430.6	$432.0	0.3%	$100.1	$107.5	7.4%	$174.8	$192.0	9.9%
Capex	($327.1)	($283.0)	(13.5%)	($220.0)	($196.7)	(10.6%)	($188.3)	($174.1)	(7.5%)	NA	($38.7)	NM	NA	NA	NM
Homes Passed (000)	2,241	2,263	1.0%	2,310	2,326	0.7%	2,343	2,375	1.4%	2,335	2,384	2.1%	NA	2,383	NM
Basic Cable Subs (000)	1,302	1,289	(1.0)	1,322	1,294	(2.2)	1,302	1,273	(2.3)	1,267	1,271	0.4	1,273	1,264	(0.7)
Digital Subs (000)	351	335	(4.6)	412	403	(2.3)	470	451	(4.0)	460	459	(0.2)	470	459	(2.3)
HSI Subs (000)	137	145	5.7	211	230	9.0	324	331	2.0	361	366	1.5	373	383	2.7
Telephony Subs (000)	48	31	(35.0)	80	56	(30.0)	76	64	(15.8)	72	68	(5.6)	77	72	(7.4)

Source: Insight Communications budget materials as of 4/2005 and 08/18/05, and Company filings.
(a) YTD through May 2005.

7

EVERCORE | citigroup

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3. Stock Price Performance & Shareholder Dynamics

EVERCORE | citigroup

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ICCI Price Performance Since IPO

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Volume ('000)
35.00
30.00
25.00
20.00
15.00
10.00
5.00
0.00
Price ($)
$23.37
$21.04
$19.38
$11.61
$10.06
$9.83
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Volume (000)
Price
Yearly Average (a)
Offer Price
$10.70

12

EVERCORE | citigroup

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Valuation & Trading Trends

Cable Has Trended up Since July 2004

Cable
Diversified
Newspaper
TV
Radio

CVC
CMCSA
MCCC
CHTR
INSIGHT COMMUNICATIONS C
MEDIACOM COMMUNICATIONS
Cablevision Systems Corporation
CHARTER COMMUNICATIONS C
Cox Communications, Inc.
Comcast Corporation (Class A)

Still, Values Are Near Historical Lows

Spread between High and Low Average Per Sub Value among Public Cable Companies
Spread between High and Low FV / EBITDA Multiples among Public Cable Companies
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
$2,269
$1,401
$5,055
$2,819
$3,817
$2,606
11.1x
6.8x
19.9x
13.4x
9.0x
8.1x
1995
Dec-99
Current
1995
Dec-99
Current

13

EVERCORE | citigroup

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Historical Cable Trading Ranges

Cable Sector (a) FV / EBITDA Multiple

12.0x
11.5x
11.0x
10.5x
10.0x
9.5x
9.0x
8.5x
8.0x
7.5x
7.0x
11.3x
10.3x
9.6x
10.3x
9.3x
9.1x
10.4x
9.8x
9.4x
10.0x
8.8x
8.8x
11.0x
9.6x
9.1x
10.7x
9.0x
8.7x
10.7x
9.2x
8.7x
9.6x
8.4x
7.6x
10.6x
9.4x
8.8x
10.0x
8.6x
8.4x
9.7x
9.7x
8.8x
8.9x
8.9x
7.9x
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/4/2005
6/17/2005
Last 12 Months Multiple Range
Forward 12 Months Multiple Range
Insight

14

EVERCORE | citigroup

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Trading Trends Immediately Prior to Offer

Price as a Percent of Base Period (%)
150
140
130
120
110
100
90
80
CVC: 34.8%
ICCI: 17.8%
CMCSA: 11.2%
MCCC: 9.9%
S&P 500: 3.8%
CHTR: (22.5%)
10
17
24
31
7
14
21
28
4
11
18
25
4
Dec
Jan
Feb
March

15

EVERCORE | citigroup

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Trading Trends Immediately Prior to Offer (Cont'd)

Firm Value as % of Base Period
108.0
106.0
104.0
102.0
100.0
98.0
96.0
94.0
92.0
90.0
Dec-04
Jan-05
Feb-05
Mar-05
CMCSA: 6.0%
ICCI: 4.0%
CVC: 1.7%
MCCC: 1.1%
CHTR (at face): (3.5%)
CHTR (at market): (4.2%)
CVC
CMCSK
CHTR (debt at face)
CHTR (debt at market)
MCCC
ICCI (current)

16

EVERCORE | citigroup

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Stock Price / Volume Distributions

70,000
60,000
50,000
40,000
30,000
20,000
10,000
Volume (000)
8.00-8.99
9.00-9.99
10.00-10.99
11.00-11.99
12.00-12.99
13.00-13.99
14.00-15.00

17 Source: Rouer Market Data.

EVERCORE | citigroup

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Top 25 Shareholders (12/31/04)

Top 25 Institutional Investors:

Rank	Institutional Investor	Position as of 12/31/04 (000s)	% Total Shares Outstanding (1)	Last 6 Months: % Change in Position (2)	Last 6 Months: Avg. Transaction Price (3)	Last 12 Months: % Change in Position (2)	Last 12 Months: Avg. Transaction Price (3)	Est. Avg. Purchase Price of Total Position (4)
1	Wallace R. Weitz & Co.	8,512	16.7%	(1.3%)	$8.73	2.3%	$9.14	$17.91
2	Kabel Brady & Sullivan Asset Management, Inc.	6,590	13.0	1.3	8.73	17.6	9.84	11.71
3	Westport Asset Management, Inc.	4,395	8.6	(11.2)	8.79	(13.4)	9.01	13.04
4	Dimensional Fund Advisors, Inc.	3,488	6.9	33.3	8.77	52.5	9.03	10.79
5	Barclays Global Investors, N.A.	3,480	6.8	4.3	8.73	17.7	9.25	12.22
6	Columbia Wanger Asset Management LP	2,930	5.8	0.0	NA	38.2	9.35	12.85
7	Royce & Associates LLC	1,712	3.4	2.0	8.73	17.2	9.33	10.49
8	Grantham Investment Management, Inc.	1,258	2.5	(23.4)	8.80	13.4	9.83	16.78
9	Capital Guardian Trust Co.	1,139	2.2	(225.1)	8.73	(324.3)	9.05	13.08
10	Jennison Associates LLC	1,101	2.2	7.6	8.80	7.4	8.31	16.30
11	Dalton, Greiner, Hartman, Maher & Co.	981	1.9	20.4	8.77	5.5	9.00	12.99
12	SSgA Funds Management	882	1.7	15.3	8.80	15.7	9.06	13.94
13	Loeb Partners Corp.	825	1.6	(32.1)	8.80	(27.5)	8.90	13.98
14	F&C Asset Management	792	1.6	0.0	NA	25.3	10.14	9.33
15	Citadel Investment Group LLC	747	1.5	13.6	8.79	83.3	9.65	10.77
16	Vanguard Group, Inc.	731	1.4	(0.6)	8.73	3.6	9.42	14.72
17	Skyline Asset Management LP	698	1.4	0.0	NA	2.6	9.23	13.38
18	State Teachers Retirement System of Ohio	645	1.3	32.3	8.80	31.7	8.80	9.09
19	Gabelli, Welsh & Kotler, Inc.	602	1.2	6.6	8.79	11.5	9.25	13.87
20	Kan, Mabach & Co. LLC	601	1.2	26.6	8.80	100.0	9.81	9.81
21	Steadfast Advisors LLC	592	1.2	7.1	8.76	100.0	9.33	9.59
22	New Jersey Division of Investment	540	1.1	0.0	NA	5.6	9.35	20.37
23	John A. Levin & Co., Inc.	454	0.9	(4.4)	8.76	(4.4)	8.76	9.30
24	JPMorgan Investment Advisors, Inc.	429	0.8	(3.3)	NA	42.4	9.52	10.85
25	Northern Trust Global Investments	413	0.8	(2.3)	8.76	(4.3)	9.55	13.40
Total		45,050	88.6%		$8.73		$9.33	$13.54

Source: FactSet. Data available as of 4/29/05.

18

EVERCORE | citigroup

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Top 25 Shareholders (3/31/05)

Top 25 Institutional Investors:

Rank	Institutional Investor	Position as of 3/31/05 (000s)	% Total Shares Outstanding (1)	Last 3 Months: Change From 12/31/04	Last 3 Months: % Change in Position (2)	Est. Avg. Purchase Price of Total Position (3)
1	Wallace R. Weitz & Co.	6,763	13.3%	(1,744)	(25.8%)	$17.91
2	Kabel Brady & Sullivan Asset Management, Inc.	6,082	11.9	(523)	(8.6)	11.71
3	Westport Asset Management, Inc.	4,590	9.0	(305)	(6.6)	13.04
4	Barclays Global Investors, N.A.	4,105	8.1	645	15.7	12.04
5	Dimensional Fund Advisors, Inc.	3,583	7.1	122	3.4	10.74
6	Columbia Wanger Asset Management LP	2,930	5.8	0	0.0	12.85
7	Rockbay Capital Advisors, Inc.	1,300	2.5	1,300	100.0	11.71
8	Caxton Associates LLC	1,058	2.1	1,058	100.0	11.71
9	Elon Park Capital Management LP	1,000	2.0	1,000	100.0	11.71
10	Loeb Partners Corp.	933	1.8	107	11.5	13.70
11	SSgA Funds Management	843	1.7	43	5.1	13.29
12	Cicus Asset Management LP	869	1.7	869	100.0	11.71
13	Vanguard Group, Inc.	741	1.5	10	1.4	14.07
14	Skyline Asset Management LP	693	1.4	0	0.0	13.38
15	S & E Partners LP	575	1.1	575	100.0	11.71
16	New Jersey Division of Investment	540	1.1	0	0.0	20.37
17	Empyrean Capital Partners	501	1.0	501	100.0	11.71
18	D. E. Shaw & Co., Inc.	425	0.8	425	100.0	11.71
19	JPMorgan Investment Advisors, Inc.	424	0.8	(5)	(1.2)	10.65
20	Northern Trust Global Investments	417	0.8	(1)	(0.5)	13.40
21	Allen & Company, Inc.	404	0.8	404	100.0	11.71
22	Deephaven Capital Management LLC	384	0.8	384	100.0	11.71
23	Goldentree Asset Management LP	345	0.7	327	94.8	11.01
24	John A. Levin & Co., Inc.	327	0.6	(127)	(38.9)	9.20
25	Schafer, Benz & Wise Investment Counsel, Inc.	321	0.6	2	0.7	11.49
Total		40,776	80.2%	3,558		$12.74

Denotes new shareholders.

19

EVERCORE citigroup

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Q1 Stock Price / Trading Volume

Insight Communications: First Quarter Trading Volume

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Volume (000)
30,580
13,607
Above $10.70
Below $10.70

21 Source: Rouer Market Data.

EVERCORE | citigroup

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4. Dissolution Leverage Analysis

EVERCORE | citigroup

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Present Value of Future Stock Prices

Status Quo

$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$14.83
$11.33
$15.80
$12.47
$16.26
$13.17
$16.29
$13.45
2006
2007
2008
2009

Early Dissolution

$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$10.20
$7.07
$11.09
$8.18
$11.53
$8.85
$11.64
$9.18
2006
2007
2008
2009

Early Dissolution – 5% EBITDA Miss

$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$8.80
$5.75
$9.79
$7.01
$10.32
$7.76
$10.53
$8.20
2006
2007
2008
2009

Early Dissolution – 10% EBITDA Miss

$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$7.40
$4.43
$8.48
$5.78
$9.12
$6.67
$9.43
$7.20
2006
2007
2008
2009

25

EVERCORE | citigroup

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5. Preliminary Valuation Analyses

EVERCORE | citigroup

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Preliminary Valuation Range

52-week Range $8.22 (12/7/04) – $12.00 (4/8/05)
Current Offer $10.70
Management Projections DCF - Status Quo
$11.25
$15.50
Peer Group Trading Analysis - Status Quo
$9.00
$13.00
Precedent Transactions - Status Quo
$13.75
$18.00
Management Projections DCF - Dissolution
$9.50
$13.50
Peer Group Trading Analysis - Dissolution
$5.75
$9.50
Precedent Transactions - Dissolution
$11.00
$15.50
Minority Squeeze Outs
$12.00
$13.00
LBO - Strategic Sale (post Dissolution) (a)
$10.00
$13.50
LBO - IPO (post Dissolution) (b)
$6.50
$8.50
$3.00
$5.00
$7.00
$9.00
$11.00
$13.00
$15.00
$17.00
$19.00

30

EVERCORE | citigroup

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Peer Group Trading Analysis (5/10/05)

Cable Firm Value / 2005 EBITDA

12.0x
9.0x
6.0x
3.0x
0.0x
9.7x
9.1x
8.8x
8.8x
8.1x
9.0x
8.8x
8.6x
CHTR
CMCSK
CHTR (debt at market)
MCCC
CVC
ICCI (current)
ICCI (at offer)
ICCI (pre-ann.)

Cable Firm Value / Latest Subs

$5,000
$4,000
$3,000
$2,000
$1,000
$0
$3,835
$3,567
$3,253
$2,962
$2,547
$3,288
$3,240
$3,138
CVC
CMCSK
CHTR
CHTR (debt at market)
MCCC
ICCI (current)
ICCI (at offer)
ICCI (pre-ann.)

Total Cable Debt / LTM Cable EBITDA

12.0x
9.0x
6.0x
3.0x
0.0x
9.8x
8.9x
7.4x
7.2x
5.0x
2.8x
CHTR
CHTR (debt at market)
MCCC
ICCI
CVC
CMCSK

Firm Value / 2005 EBITDA - Capex

25.0x
20.0x
15.0x
10.0x
5.0x
19.0x
17.3x
16.9x
15.3x
14.4x
16.6x
16.3x
15.8x
CHTR
CHTR (debt at market)
MCCC
CVC
CMCSK
ICCI (current)
ICCI (at offer)
ICCI (pre-ann.)

37

EVERCORE citigroup

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Peer Group Trading Analysis (6/17/05)

Cable Firm Value / 2005 EBITDA

12.0x
9.0x
6.0x
3.0x
0.0x
9.7x
9.0x
8.9x
8.5x
8.1x
9.2x
9.0x
8.7x
CHTR
MCCC
CMCSK
CHTR (debt at market)
CVC
ICCI (current)
ICCI (at offer)
ICCI (pre-ann.)

Cable Firm Value / Latest Subs

$5,000
$4,000
$3,000
$2,000
$1,000
$0
$3,817
$3,494
$3,246
$2,861
$2,606
$3,312
$3,240
$3,138
CVC
CMCSK
CHTR
CHTR (debt at market)
MCCC
ICCI (current)
ICCI (at offer)
ICCI (pre-ann.)

Total Cable Debt / LTM Cable EBITDA

12.0x
9.0x
6.0x
3.0x
0.0x
9.8x
8.6x
7.4x
7.2x
5.0x
2.8x
CHTR
CHTR (debt at market)
MCCC
ICCI
CVC
CMCSK

Firm Value / 2005 EBITDA - Capex

25.0x
20.0x
15.0x
10.0x
5.0x
19.0x
17.3x
16.7x
15.3x
14.1x
17.2x
16.8x
16.3x
CHTR
MCCC
CHTR (debt at market)
CVC
CMCSK
ICCI (current)
ICCI (at offer)
ICCI (pre-ann.)

Source: Wall Street Research and Company Filings.

38 EVERCORE citigroup

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Multiples Analysis – Status Quo

Public Market Multiples

($ in millions, Except per Share Data)

Metric	Data	Multiple Range Low	Multiple Range High	Implied Firm Value Low	Implied Firm Value High	Implied Equity Value (a) Low	Implied Equity Value (a) High	Implied Equity Value per Share (b) Low	Implied Equity Value per Share (b) High
2004A EBITDA	$213	9.0x	10.0x	$1,919	$2,132	$606	$719	$8.44	$11.83
2005E EBITDA	230	8.5	9.5	1,951	2,181	538	768	8.99	12.60
2006E EBITDA	254	8.0	9.0	2,036	2,290	623	877	10.32	14.30
2004 Subscribers	636	$3,000	$3,500	$1,909	$2,227	$496	$814	$8.28	$13.32
						Max		$10.32	$14.30
						Mean		9.01	13.01
						Median		8.72	12.96
						Low		8.28	11.83

(a) Equity Value = Firm Value - Proportionate Net Debt

Precedent Transactions

($ in millions, Except per Share Data)

Metric	Data	Multiple Range Low	Multiple Range High	Implied Firm Value Low	Implied Firm Value High	Implied Equity Value (a) Low	Implied Equity Value (a) High	Implied Equity Value per Share (b) Low	Implied Equity Value per Share (b) High
2005E EBITDA	$230	10.0x	11.0x	$2,296	$2,525	$882	$1,112	$14.38	$17.91
2004 Subscribers	636	$3,500	$4,000	$2,227	$2,545	$814	$1,132	$13.32	$18.22
						Mean		$13.85	$18.07

(a) Equity Value = Firm Value - Proportionate Net Debt

39

EVERCORE | citigroup

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Squeeze Outs Analysis – 100% Cash Transactions

Precedent All Cash Transactions

Date Announced	Date Completed	Target	Acquirer	% Sought	Target's Leverage [a]	Transaction Value ($ mm) [b] at Announcement	Transaction Value ($ mm) [b] at Execution	Price Initial	Price Final	Initial Premium [c] 1-Day	Initial Premium [c] 30-Day	Final Premium [c] 1-Day	Final Premium [c] 30-Day
20-Jun-05	Not Closed	Cablevision Systems	Dolan Family	30.0%	5.0x	$4,958	–	$21.00	–	46.1%	51.3%	–	–
21-Feb-05	Not Closed	Eon Labs	Novartis	34.8	NM	939	–	31.00	–	11.0	13.2	–	–
02-Aug-04	08-Dec-04	Cox Communications	Cox Enterprises	38.0	2.9	7,957	8,502	32.00	$34.75	16.0	19.8	26.0%	29.4%
22-Jul-04	29-Dec-04	AMC Entertainment	Investor Group	50.1	2.3	N/A	394	N/A	19.50	N/A	N/A	19.8	23.5
19-Feb-02	11-Apr-02	Travelocity.com Inc	Sabre Holdings Corp.	30.0	0.7	409	491	23.00	28.00	19.3	1.0	45.3	23.0
21-Sep-01	08-Nov-01	Prodigy Communications Corp.	SBC Communications	58.9	4.4	409	498	5.45	6.60	54.0	2.9	88.4	23.9
25-Jan-01	20-Jun-01	Sodexho Marriott Services	Sodexho Alliance	52.0	9.2	939	1,119	27.00	32.00	3.5	29.0	23.8	45.3
27-Oct-00	16-Mar-01	Azurix Corp.	Enron Corp.	33.0	8.3	276	330	7.00	8.38	98.5	73.5	135.7	107.6
15-Aug-00	01-Mar-01	Avis Group Holdings	Cendant	32.0	1.6	829	937	29.00	33.00	19.7	29.4	29.4	47.9
24-Jul-00	11-Jan-01	Phoenix Investment Partners	Phoenix Home Life Mutual	40.5	1.9	344	404	12.50	15.75	15.8	19.3	45.7	50.9
									Mean	37.3%	28.9%	51.3%	43.2%
									Median	18.0	19.8	37.5	37.2

Implied ICCI Stock Prices

	Stock Price	Final Premium Paid [a] Low	Final Premium Paid [a] High	Implied Stock Price Low	Implied Stock Price High
One Day Prior	$9.68	25.0%	30.0%	$12.10	$12.58
30 Day Average Prior [b]	9.93	25.0	30.0	12.42	12.91

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EVERCORE | citigroup

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LBO Analysis – IPO (post-Dissolution)

LBO Summary

(Dollars in Millions)

(1) Assumes IPO on 12/31/09

IRR Sensitivity Analysis

Exit Multiple	Share Price Paid: $10.70	$11.20	$11.50	$11.75	$12.00	$13.00	$14.00
7.5x	5.5%	4.4%	3.8%	3.3%	2.8%	1.7%	(0.8%)
8.0x	8.3%	7.8%	7.2%	6.7%	6.2%	4.9%	2.7%
8.5x	11.3%	10.8%	10.2%	9.7%	9.2%	7.9%	5.5%
9.0x	14.5%	13.4%	12.8%	12.3%	11.8%	9.9%	8.2%
9.5x	16.9%	15.8%	15.2%	14.7%	14.2%	12.2%	10.5%

At 8.7x Proportionate Debt / 2005E Dissolution EBITDA

Exit Multiple	Share Price Paid: $10.70	$11.20	$11.50	$11.75	$12.00	$13.00	$14.00
7.5x	3.2%	1.8%	0.9%	0.3%	(0.4%)	(2.7%)	(4.8%)
8.0x	8.4%	6.9%	6.0%	5.3%	4.8%	2.2%	(0.0%)
8.5x	12.7%	11.1%	10.3%	9.6%	8.9%	6.3%	4.0%
9.0x	16.3%	14.7%	13.8%	13.1%	12.4%	9.3%	7.8%
9.5x	19.4%	17.8%	16.9%	16.2%	15.8%	13.0%	10.7%

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EVERCORE | citigroup

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Present Value of Future Stock Prices – Public Market

Implied Share Price
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$14.86
$11.07
$16.85
$12.88
$11.91
$8.51
$17.89
$13.79
$13.18
$9.74
$18.42
$14.23
$13.97
$10.47
2005
2006
2007
2008

EVERCORE | citigroup

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Theoretical Strategic Sale

($ in millions)

	Year Ending December 31, 2007E	2008E	2009E	2010E
Pro Forma Proportionate Revenue	$669	$711	$755	$792
Pro Forma Proportionate EBITDA	$244	$255	$266	$274
Plus: Half of Proportionate Additional Programming Expense	10	11	11	12
Plus: Half of HoldCo Corporate Overhead	10	11	11	12
Plus: Other Operational Synergies	4	8	19	19
Pro Forma Proportionate EBITDA with 50% Synergies	$268	$285	$302	$317
% Margin	40.0%	40.0%	40.0%	40.0%
% Change vs. Status Quo	(4.4%)	(3.4%)	(7.8%)	(8.0%)

	Assumed Post Dissolution Exit Date 12/31/2006	12/31/2007	12/31/2008	12/31/2009
FY+1 Exit Multiple	9.5x	9.5x	9.5x	9.5x
FY+1 EBITDA	$268	$285	$302	$317
Terminal Value	$2,549	$2,709	$2,869	$3,009
Implied Non-Synergized Multiple	10.5x	10.6x	10.8x	11.0x
Implied TEV / Sub	$4,040	$4,335	$4,600	$4,828
Less: Proportionate Net Debt	(1,411)	(1,367)	(1,301)	(1,217)
Less: Cost of Dissolution Reference	(29)	(31)	(35)	(29)
Equity Value	$1,070	$1,300	$1,533	$1,763
Plus: Cash from Option Exercise	51	51	53	53
Fully Converted Equity Value	$1,121	$1,350	$1,586	$1,816
Fully Converted Shares	84.9	84.9	85.0	85.0
Implied Future Price Per ICCI Share	$17.27	$20.80	$24.39	$27.94
Present Value (at 12.0% cost of equity) (a)	$14.76	$15.23	$15.94	$16.30
If miss EBITDA projections by 2.5%	13.98	14.46	15.22	15.62
If miss EBITDA projections by 5.0%	12.98	13.70	14.49	14.95
If miss EBITDA projections by 10.0%	10.97	12.13	13.05	13.60

Sensitivity on 12/31/06 Exit

Cost of Equity (a)	Terminal EBITDA Multiple 8.5x	9.0x	9.5x	10.0x
11.0%	$10.93	$12.63	$14.33	$16.03
11.5%	10.89	12.58	14.27	15.95
12.0%	10.80	12.48	14.16	15.83
12.5%	10.72	12.38	14.05	15.71
13.0%	10.64	12.29	13.94	15.59

(a) Share price discounted to 03/31/05.

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EVERCORE citigroup

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NOL Valuation

ASSUMPTIONS:			SEC 382 NOL Limitation	
Existing NOLs			SEC 382 Limitation? (1=Yes; 0=No)	No
Total Amount Outstanding (12/31/04)	$661.3		Assumed Purchase Price per Share	$16.75
Income Tax Rate	41.0%		Market Value of Equity	$642.3
Assumed Discount Rate	6.6		Current Tax-Exempt Rate	4.26%
Valuation Date	3/31/2005		Annual NOL Limitation	$6.6
Fully Diluted Shares Outstanding (mm)	61.3			

									Partnership Dissolution							
Taxable Income Calculation	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Insight Midwest EBT		($46.4)	($26.7)	$56.4	$114.3	$156.9	$194.4	$264.7								
% Growth			n/a	n/a	101.1%	36.4%	27.5%	3.0%								
ICC EBT		$21.2	$4.1	($14.5)	($13.5)	($13.5)	($14.5)	($14.5)								
% Growth			n/a	(460.7%)	(6.7%)	0.5%	4.0%	0.0%								
Dissolution (Proportional)		($3.3)	($9.3)	($11.5)	$114	$33.3	$47.4	$49.3	$56.7	$53.3	$51.4	$56.4	$57.1	$54.4	$66.6	$62.4
% Growth			n/a	n/a	(442.2%)	192.9%	43.4%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
Proportional EBT		($3.3)	($9.3)	$11.6	$43.3	$49.6	$44.9	$47.9	$56.7	$53.3	$51.4	$56.4	$57.1	$54.4	$66.6	$62.4

NOL USAGE	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Existing NOLs																
NOL Beginning Balance		$661.3	$661.3	$661.3	$637.7	$594.5	$536.5	$446.6	$357.7	$307.6	$254.7	$206.9	$145.4	$88.3	$29.5	$6.6
Addition / (Usage)		6.6	6.6	(11.6)	(43.3)	(49.6)	(44.9)	(47.9)	(56.7)	(53.3)	(51.4)	(56.4)	(57.1)	(54.4)	(29.5)	6.6
Unused Expired NOLs from Schedule		6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6
NOL Ending Balance	$661.3	$661.3	$661.3	$637.7	$594.5	$536.5	$446.6	$357.7	$307.6	$254.7	$206.9	$145.4	$88.3	$29.5	$6.6	$6.6
New NOLs																
NOL Beginning Balance		$6.6	$3.3	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$6.6
Addition		3.3	9.3	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6
(Usage)		6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	(12.4)	6.6
Unused Expired NOLs from Schedule		6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6
NOL Ending Balance	$6.6	$3.3	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$6.6	$6.6
Taxable Income & NOL Usage																
Taxable Income at ICC		($3.3)	($9.3)	$11.6	$43.3	$49.6	$44.9	$47.9	$56.7	$53.3	$51.4	$56.4	$57.1	$54.4	$66.6	$62.4
SEC 382 Maximum NOL Usage		—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
"Practical" Maximum NOL Usage																
Existing NOLs		6.6	6.6	11.6	43.3	49.6	44.9	47.9	56.7	53.3	51.4	56.4	57.1	54.4	29.5	6.6
New NOLs		6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	6.6	12.4	6.6
Sub-Total		$6.6	$6.6	$11.6	$43.3	$49.6	$44.9	$47.9	$56.7	$53.3	$51.4	$56.4	$57.1	$54.4	$41.9	$6.6
Tax Benefits of NOLs																
NOL Usage		$6.6	$6.6	$11.6	$43.3	$49.6	$44.9	$47.9	$56.7	$53.3	$51.4	$56.4	$57.1	$54.4	$41.9	$6.6
Tax Rate		41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%
Annual Tax Benefit of NOLs	$6.6	$6.6	$6.6	$4.6	$17.7	$26.2	$18.4	$19.6	$20.4	$21.4	$22.1	$22.7	$23.4	$24.1	$17.2	$6.6
Discounting Dates	3/31/2005	4/15/2005	6/30/2006	6/30/2007	6/30/2008	6/30/2009	6/30/2010	6/30/2011	6/30/2012	6/30/2013	6/30/2014	6/30/2015	6/30/2016	6/30/2017	6/30/2018	6/30/2019

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EVERCORE | citigroup

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Minority Squeeze Outs

All Cash Deals

Date Announced	Date Completed	Target	Acquiror	% Sought	Transaction Value ($ mm) (a) at Announcement	Transaction Value ($ mm) (a) at Execution	Price Initial	Price Final	Initial Premium (b) 1-Day	Initial Premium (b) 20-Day	Final Premium (b) 1-Day	Final Premium (b) 20-Day
21-Feb-05	Not Closed	Eon Labs	Novartis	34.0%	$949	NA	$31.00	–	11.0%	16.2%	–	–
02-Aug-04	02-Dec-04	Cox Communications	Cox Enterprises	38.0	7,957	8,512	32.00	$34.75	16.0	13.0	26.0%	23.4%
22-Jul-04	23-Dec-04	[illegible] Entertainment	Investor Group	56.1	430	430	19.50	19.50	13.0	28.5	13.0	28.5
19-Feb-02	11-Apr-02	Travelocity.com Inc	Sabre Holdings Corp.	30.0	463	491	23.00	28.00	19.8	1.0	45.8	23.0
21-Sep-01	06-Nov-01	Prodigy Communications Corp.	SBC Communications	58.3	469	496	5.45	6.00	54.0	2.3	69.4	23.9
04-Jun-01	12-Dec-01	Liberty Financial Companies	Liberty Mutual Insurance Company	29.5	443	467	33.44	33.76	11.1	18.8	16.3	17.3
20-Mar-01	20-Jun-01	Sodexho Marriott Services	Sodexho Alliance	52.0	989	1,173	27.00	32.00	8.5	21.0	28.5	45.8
27-Oct-00	08-Mar-01	[illegible] Corp.	[illegible] Corp.	33.0	276	330	7.00	8.38	96.5	73.5	135.1	167.0
15-Aug-00	04-Mar-01	[illegible] Group Holdings	[illegible]	42.0	421	937	29.00	33.00	13.7	29.4	29.4	47.3
24-Jul-00	11-Jun-01	Phoenix Investment Partners	Phoenix Home Life Mutual	40.5	344	434	12.50	15.75	15.0	19.8	45.7	56.9

	Initial Premium 1-Day	Initial Premium 20-Day	Final Premium 1-Day	Final Premium 20-Day
Mean	[illegible]	[illegible]	[illegible]	[illegible]
Median	14.7	16.0	[illegible]	[illegible]

All Stock Deals

Date Announced	Date Completed	Target	Acquiror	% Sought	Transaction Value ($ mm) (a) at Announcement	Transaction Value ($ mm) (a) at Execution (d)	Exchange Ratio Initial	Exchange Ratio Final	Initial Premium (d) 1-Day	Initial Premium (d) 20-Day	Final Premium (d) 1-Day	Final Premium (d) 20-Day
10-Jan-05	21-Mar-05	Fox Entertainment Group	News Corporation	17.9%	$6,000	$6,337	1.90	2.04	16.9%	14.1%	19.1%	22.9%
03-Jun-02	23-Jun-03	Hotels.com	InterActiveCorp	34.0	1,012	1,185	1.400	2.400	7.5	15.3	42.3	25.8
03-Jun-02	08-Aug-03	Expedia Inc	InterActiveCorp	46.0	2,042	3,511	1.348	1.939	7.5	1.3	54.5	45.7
03-Jun-02	17-Jan-03	Ticketmaster	USA Interactive	34.0	1,116	736	0.807	0.935	7.5	3.6	24.5	26.1
15-Feb-02	03-Jun-02	NRG Energy	Xcel Energy	25.7	547	607	0.485	0.500	15.0	6.9	18.7	4.1
04-Feb-02	21-Mar-02	Intimate Brands	The Limited	16.3	1,607	1,700	1.046	1.100	6.1	5.8	11.5	11.3
03-Oct-01	15-Feb-02	Telecorp PCS	AT&T Wireless	77.0	2,400	2,400	0.900	0.900	44.5	12.0	44.5	12.0
04-Oct-01	18-Dec-01	TyCom	Tyco International	11.0	704	604	0.300	0.313	48.0	42.0	54.7	48.4
07-Sep-00	25-Apr-01	Delhaize America	Delhaize Group	55.0	1,807	1,874	0.350	0.400	17.2	31.5	33.9	56.3
15-Aug-00	21-Feb-01	Infinity Broadcasting	Viacom	35.7	15,927	13,843	0.564	0.592	13.0	16.1	19.2	15.5

	Initial Premium 1-Day	Initial Premium 20-Day	Final Premium 1-Day	Final Premium 20-Day
Mean	[illegible]	11.0%	[illegible]	28.0%
Median	[illegible]	7.0	[illegible]	[illegible]

Cash & Stock Deals

Date Announced	Date Completed	Target	Acquiror	% Sought	Transaction Value ($ mm) (a) at Announcement	Transaction Value ($ mm) (a) at Execution	Initial Price	Final Price	Initial Premium (d) 1-Day	Initial Premium (d) 20-Day	Final Premium (d) 1-Day	Final Premium (d) 20-Day
08-Jan-05	Not Closed	UnitedGlobalCom (e)	Liberty Media International	46.2%	$4,041	NA	$9.45	–	12.0%(e)	2.5%	–	–
30-Aug-00	03-Jan-01	AXA Financial	AXA Group	39.7	9,844	$9,940	53.51	$54.83	2.4	21.8	4.5%	24.4%
14-Aug-00	31-Jul-01	BHC Communications (f)	News Corporation	20.0	743	743	165.00	[illegible]	16.4	11.1	16.4	11.1
14-Aug-00	31-Jul-01	United Television (f)	News Corporation	41.0	616	616	156.00	[illegible]	16.3	13.5	16.3	13.5

	Initial Premium 1-Day	Initial Premium 20-Day	Final Premium 1-Day	Final Premium 20-Day
Mean	[illegible]	12.2%	[illegible]	[illegible]
Median	[illegible]	[illegible]	[illegible]	[illegible]

(a) [illegible]
(b) [illegible]
(c) [illegible]
(d) [illegible]
(e) [illegible]
(f) [illegible]

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EVERCORE | citigroup

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Cable Sector Share Price Performance

Mediacom: 12.2%
Insight: 2.1%
Cablevision: (0.7%)
Comcast: (1.6%)
Charter: (6.1%)
Price as a Percent of Base Period (%)
115.0
110.0
105.0
100.0
95.0
90.0
85.0
80.0
75.0
05/10/05
05/17/05
05/24/05
05/31/05
06/07/05
06/14/05
Insight
Cablevision
Charter
Comcast
Mediacom

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EVERCORE | citigroup

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ICCI and Midwest Bond Trading Levels

S&P downgrade (6/1/05)
Midwest 10.5% Notes due 2010
Midwest 9.75% Notes due 2009
Hold Co. 12.25% Senior Discount Notes, due 2011 (Cash Pay in 2006)
109%
107
105
103
101
99
97
95
05/11/05
05/17/05
05/23/05
05/29/05
06/04/05
06/10/05
06/16/05

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EVERCORE | citigroup

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Project Ohio River

Special Committee Discussion Materials
June 20, 2005

Table of Contents

1.	Overview

2.	Company Information & Performance

3.	Stock Price Performance & Shareholder Dynamics

4.	Dissolution Liquidity Analysis

5.	Preliminary Valuation Analyses

Appendix

[LOGO]

1. Overview

Overview

•                  Received presentation from Buyer Group (April 27, 2005)

•                  Reviewed preliminary due diligence findings and valuation perspectives with Special Committee (May 4, 2005)

•                  Presented views on Proposal to Buyer Group financial advisors (May 11, 2005)

•                  Larry Smith/Comcast public statement regarding triggering dissolution (May 11, 2005)

•                  S&P downgrades Insight Communications and Insight Midwest bonds (June 1, 2005)

•                  Received response from Buyer Group financial advisors (June 15, 2005)

•                  Updated and refreshed due diligence

•           Per Management guidance,

•              2005 projections revised

•              2006-2010 projections are substantially unchanged

Observations on the Offer

Documentation	• No Purchase Agreement has been provided by Buyer Group to date

• Controlling Shareholders stated that they will not agree to any other transaction involving their stake in the Company
Process	• Carlyle is said to have prepared financial projections with little guidance from management
• Controlling Shareholders informed the financial advisors that they have not seen the projections prepared by Carlyle

Controlling Shareholders	• Controlling Shareholders have 63% of vote and 15% of value ($104 mm as of 06/17/05)

Timing	• No timetable established

2. Company Information & Performance

Insight Communications vs. Cable Peer Group

Cable Revenue Growth (%)			Cable EBITDA Growth (%)

A bar chart showing cable revenue growth expressed in percentages by year.

The bar chart compared Insight cable revenue growth versus a cable peer group (which included Cablevision, Charter, Comcast, Cox, Mediacom and Time Warner Cable).

Year	Insight/Management	Peer median

A bar chart showing cable EBITDA growth expressed in percentages by year.

The bar chart compared Insight cable EBITDA growth versus a cable peer group (which included Cablevision, Charter, Comcast, Cox, Mediacom and Time Warner Cable).

			Year	Insight/Management	Peer median
2005	12.2%	9.3%	2005	3.8%	10.5%
2006	8.6%	8.3%	2006	10.5%	10.3%
2007	8.6%	7.5%	2007	8.8%	8.4%
2008	7.3%	6.4%	2008	6.1%	6.5%
2009	6.1%	5.6%	2009	4.3%	5.2%
2010	4.9%	4.7%	2010	3.0%	4.3%

Cable EBITDA Margin (%)			Cable EBITDA per Subscriber ($)

A bar chart showing cable EBITDA margin expressed in percentages by year.

The bar chart compared Insight cable EBITDA margin versus a cable peer group (which included Cablevision, Charter, Comcast, Cox, Mediacom and Time Warner Cable).

Year	Insight/Management	Peer median

A bar chart showing cable EBITDA per subscriber expressed in dollars by year.

The bar chart compared Insight cable EBITDA per subscriber versus a cable peer group (which included Cablevision, Charter, Comcast, Cox, Mediacom and Time Warner Cable).

			Year	Insight/Management	Peer median
2005	39.9%	38.7%	2005	$350	$360
2006	40.5%	39.3%	2006	$391	$402
2007	40.6%	39.6%	2007	$432	$445
2008	40.2%	39.8%	2008	$459	$483
2009	39.5%	39.7%	2009	$479	$513
2010	38.8%	38.6%	2010	$493	$524

Note:                   Peer group comprised of Cablevision, Charter, Comcast, Cox, Mediacom and Time Warner Cable.

Source:        Wall Street Research and Insight Communications Management Projections dated 4/28/05.

Basic Penetration (% of Video Homes Passed)	Digital Penetration (% of Basic Subs)

[CHART]	[CHART]

Data Penetration (% of Video Homes Passed)	Telephony Penetration (% of Video Homes Passed)

[CHART]	[CHART]

Note:                   Peer group comprised of Cablevision, Charter, Comcast, Cox, Mediacom and Time Warner Cable.

Source:        Wall Street Research and Insight Communications Management Projections dated 4/28/05.

Basic Subscriber Growth (%)	Data Subscriber Growth (%)

[CHART]	[CHART]

Digital Subscriber Growth (%)	Telephony Subscriber Growth (%)

[CHART]	[CHART]

Note:                   Peer group comprised of Cablevision, Charter, Comcast, Cox, Mediacom and Time Warner Cable.

Source:        Wall Street Research and Insight Communications Management Projections dated 4/28/05.

Insight Communications Actual Performance vs. Budget

	2002			2003			2004
	Budget	Actual	% Var.	Budget	Actual	% Var.	Budget	Actual	% Var.
Basic Sub Revenue	$509.7	$506.1	(0.7)%	$548.5	$537.0	(2.1)%	$581.5	$573.7	(1.4)%
Digital Revenue	71.8	66.1	(7.9)	95.0	83.5	(12.2)	101.1	98.8	(2.3)
HSI Revenue	56.0	59.0	5.2	89.4	93.9	5.1	133.3	132.0	(0.9)
Other	143.4	180.8	26.1	182.2	188.2	3.3	197.7	198.0	0.2
Total Revenue	$780.9	$812.0	4.0%	$915.1	$902.6	(1.4)%	$1,013.6	$1,002.5	(1.1)%

EBITDA	$362.2	$355.5	(1.9)%	$404.1	$387.1	(4.2)%	$430.6	$432.0	0.3%

Capex	$(327.1)	$(283.0)	(13.5)%	$(220.0)	$(196.7)	(10.6)%	$(188.3)	$(174.1)	(7.6)%
Homes Passed (’000)	2,241	2,263	1.0%	2,310	2,326	0.7%	2,343	2,375	1.4%
Basic Cable Subs (’000)	1,302	1,289	(1.0)	1,322	1,294	(2.2)	1,302	1,273	(2.3)
Digital Subs (’000)	351	335	(4.6)	412	403	(2.1)	470	451	(4.0)
HSI Subs (’000)	137	145	5.7	211	230	9.0	324	331	2.0
Telephony Subs (’000)	48	31	(35.9)	80	55	(30.8)	76	64	(15.5)

	2005 Q1			2005 YTD (a)
	Budget	Actual	% Var.	Budget	Actual	% Var.
Basic Sub Revenue	$147.5	$147.6	0.1%	$249.7	$249.3	(0.1)%
Digital Revenue	24.6	26.8	8.9	43.1	45.4	5.2
HSI Revenue	39.6	42.1	6.4	72.3	72.8	0.8
Other	53.0	52.8	(0.5)	89.8	90.1	0.3
Total Revenue	$264.7	269.3	1.7%	$454.8	$457.6	0.6%

EBITDA	$100.1	$107.6	7.4%	$174.8	$192.0	9.9%

Capex	NA	$(38.7)	NM	NA	NA	NM
Homes Passed (’000)	2,335	2,384	2.1%	NA	2,393	NM
Basic Cable Subs (’000)	1,267	1,271	0.4	1,273	1,264	(0.7)
Digital Subs (’000)	460	459	(0.2)	470	459	(2.3)
HSI Subs (’000)	361	368	1.8	373	383	2.7
Telephony Subs (’000)	72	69	(5.0)	77	72	(7.4)

Source: Insight Communications budget materials as of 4/28/05 and 06/16/05, and Company filings.

(a)          YTD through May 2005.

Insight Communications Management Projections – Key Drivers

	Year Ending December 31,									’05 - ’10
	2002A	2003A	2004A	2005E	2006E	2007E	2008E	2009E	2010E	CAGR
Penetration (a)
Basic	57.0%	55.6%	53.6%	53.5%	51.2%	50.6%	50.0%	49.3%	48.7%
Digital	26.0	31.1	35.5	39.2	44.2	48.2	52.2	56.2	60.2
HSI	6.4	9.9	13.9	19.3	22.4	25.4	28.3	31.1	33.8
Telephony	1.4	2.4	2.7	4.5	8.8	12.7	16.6	19.4	22.0
EOP Subscribers (000’s)
Basic	1,289	1,294	1,273	1,287	1,247	1,247	1,247	1,247	1,247	(0.6)%
Digital	335	403	451	505	551	601	651	701	751	8.3
HSI	145	230	331	464	545	625	705	785	865	13.3
Telephony	31	55	64	107	214	314	414	489	564	39.4
Subscriber Growth
Basic	0.4%	0.4%	(1.6)%	1.2%	(3.1)%	0.0%	0.0%	0.0%	0.0%
Digital	29.9	20.4	12.0	11.9	9.2	9.1	8.3	7.7	7.1
HSI	64.4	58.8	43.7	40.4	17.5	14.7	12.8	11.3	10.2
Telephony	424.1	81.0	16.1	66.9	99.6	46.7	31.8	18.1	15.3
Churn
Basic	2.6%	2.6%	2.8%	2.8%	2.8%	2.7%	2.7%	2.7%	2.7%
Digital	6.2	5.3	5.3	5.0	4.6	4.3	4.1	3.9	3.8
HSI	3.3	3.1	3.6	3.5	3.4	3.4	3.4	3.4	3.4
Telephony	3.9	4.0	4.2	3.4	3.8	3.5	3.7	3.8	3.6
ARPU
Basic	$32.79	$34.66	$37.26	$38.87	$40.48	$41.49	$42.53	$43.38	$44.03	2.5%
Digital	18.60	18.86	19.28	19.45	17.76	17.40	17.40	17.40	17.40	(2.2)
HSI	42.20	41.77	39.25	36.89	36.81	34.97	33.22	31.56	29.98	(4.1)
Telephony	28.70	23.90	21.24	34.78	33.67	32.83	32.01	31.21	30.43	(2.6)
ARPU Growth
Basic		5.7%	7.5%	4.3%	4.1%	2.5%	2.5%	2.0%	1.5%
Digital		1.4	2.2	0.9	(8.7)	(2.0)	0.0	0.0	0.0
HSI		(1.0)	(6.0)	(6.0)	(0.2)	(5.0)	(5.0)	(5.0)	(5.0)
Telephony		(16.7)	(11.1)	63.8	(3.2)	(2.5)	(2.5)	(2.5)	(2.5)

Source: Insight Communications management projections dated 4/28/05 and 06/15/05 and Company filings.

(a)          Penetration calculated as percent of video homes passed, except for digital, which is calculated as percent of EOP basic subscribers.

Insight Communications Management Projections – Consolidated

($ in millions)

							’05 - ’10
	2005E	2006E	2007E	2008E	2009E	2010E	CAGR
Revenue
Basic	597	607	621	637	649	659	2.0%
Digital	112	112	120	131	141	152	6.3%
HSI	176	219	246	265	282	297	11.0%
Commercial	9	19	29	37	45	50	39.5%
Telephone	36	66	104	140	169	192	40.0%
Premium	56	55	57	57	57	57	0.1%
Ad Sales	81	91	99	109	118	128	9.6%
Franchise Fee	30	30	31	32	32	33	1.6%
Other	27	21	19	16	16	16	(10.3)%
Total Revenue	$1,125	$1,221	$1,326	$1,423	$1,510	$1,584	7.1%
% Growth	12.2%	8.6%	8.6%	7.3%	6.1%	4.9%

Less: Direct Costs	$(307)	$(329)	$(366)	$(407)	$(447)	$(481)	9.4%
Less: Operating Costs and SG&A	(369)	(397)	(421)	(444)	(466)	(488)	5.8%
Total Expenses	$(676)	$(726)	$(787)	$(851)	$(913)	$(969)	7.5%

Operating Cash Flow (EBITDA)	$448	$495	$539	$572	$597	$615	6.5%
% Margin	39.9%	40.5%	40.6%	40.2%	39.5%	38.8%
% Growth	3.8%	10.5%	8.8%	6.1%	4.3%	3.0%

Plus: Corporate Overhead	$24	$24	$26	$27	$28	$30	4.4%

System Cash Flow	$472	$520	$565	$599	$625	$644	6.4%
% Margin	42.0%	42.5%	42.6%	42.1%	41.4%	40.7%

Cash Flow Data
Capital Expenditures	$213	$169	$164	$160	$153	$150	(6.8)%
% of Revenue	18.9%	13.8%	12.3%	11.2%	10.1%	9.5%

Source: Insight Communications management projections dated 4/28/05 and 6/15/05, and Company filings.

Insight Communications Management Projections – Proportionate Summary

($ in millions)

	Year End December 31,						’05 - ’10
	2005E	2006E	2007E	2008E	2009E	2010E	CAGR

50% of Insight Midwest EBITDA	$219	$241	$262	$277	$289	$298	6.4%
ICCI HoldCo EBITDA	11	14	16	17	18	19	12.2%
Proportionate EBITDA	$230	$254	$277	$295	$308	$317	6.7%
% Growth	7.7%	10.9%	9.0%	6.2%	4.4%	3.0%

Less: Depreciation & Amortization	(145)	(152)	(135)	(129)	(122)	(120)	(3.8)%
Proportionate EBIT	$84	$102	$142	$166	$186	$197	18.6%

Cash Flow Data
Proportionate EBITDA	$230	$254	$277	$295	$308	$317	6.7%
Less: Capital Expenditures	(107)	(85)	(82)	(80)	(77)	(76)	(6.7)%
Plus: Decrease in Working Capital	7	2	5	6	6	6	(3.1)%
Less: Cash Interest Expense	(93)	(118)	(136)	(129)	(128)	(117)	4.7%
Less: Cash Taxes	0	0	0	0	0	0	NM
Proportionate Free Cash Flow	$36	$54	$64	$91	$109	$130	29.1%
% Growth		48.9%	19.2%	42.3%	19.2%	19.4%

Source: Insight Communications management projections dated 4/28/05 and 6/15/05.

Note: Represents proportionate income statement and cash flows (50% of Insight Midwest and 100% of ICCI HoldCo).

Dissolution Management Projections

•                              Assumptions in the event of a dissolution as provided by CompanyManagement

•                            Dissolution process assumed to be concluded on 12/31/06

•                            Insight Midwest assets and liabilities assumed to be split 50/50 (no assumption made regarding the asset split)

•                            Management fee, Interactive and 20% of corporate overhead are eliminated in dissolution

•                            Programming expenses increase by 300bp

($ in millions)

	Year Ending December 31,
	2005E	2006E	2007E	2008E	2009E	2010E

Status Quo
Midwest Revenue	$1,125	$1,221	$1,326	$1,423	$1,510	$1,584
Midwest EBITDA	$438	$481	$523	$555	$578	$595

HoldCo EBITDA Adjustments:
Midwest EBITDA (50%)	219	241	262	277	289	298
Plus: HoldCo Management Fee Income	34	37	40	43	45	48
Less: HoldCo Corporate Overhead	(24)	(24)	(26)	(27)	(28)	(30)
Plus: HoldCo Interactive EBITDA Contribution	1	2	1	1	1	1

Status Quo Proportionate EBITDA	$230	$254	$277	$295	$308	$317

Pro Forma for Dissolution
Pro Forma Midwest Revenue (50%)	$562	$611	$663	$711	$755	$792
Midwest Level EBITDA Adjustments:
Status Quo Midwest EBITDA	438	481	523	555	578	595
Add back: Midwest Management Fee Expense	34	37	40	43	45	48
Add back: Interactive “Expense” to Midwest	3	4	4	4	4	4
Deduct: Midwest Additional Programming Expense	(34)	(37)	(40)	(43)	(45)	(48)
Adjusted Midwest EBITDA	441	485	527	558	582	599

HoldCo EBITDA Adjustments:
Post-Dissolution Share of Adjusted Midwest EBITDA (50%)	220	242	263	279	291	299
Less: HoldCo Corporate Overhead (80% of status quo)	(19)	(20)	(21)	(22)	(23)	(24)
Less: Interactive Costs	(2)	(2)	(2)	(2)	(2)	(2)

Pro Forma Proportionate EBITDA	$199	$221	$241	$256	$266	$274
% Growth	6.7%	11.0%	9.0%	6.1%	4.2%	2.7%
% Change vs. Status Quo	(13.3)%	(13.2)%	(13.1)%	(13.3)%	(13.5)%	(13.7)%

Note:                   Potential tax liability to Comcast in the event of a dissolution prior to 1/1/08 could be as high as approximately $230 million.

3. Stock Price Performance & Shareholder Dynamics

ICCI Price Performance Since IPO

[CHART]

(a)       One-year averages starting from IPO date (7/23/99).

Valuation & Trading Trends

Cable Has Trended up Since July 2004

[CHART]

ICCI vs. Cable Sector Peers Since July 2004 through 3/4/05

[CHART]

Still, Values Are Near Historical Lows

[CHART]

Note:                   Current bars reflect balance sheet financials as of 12/31/04 (with exception of Comcast and Insight Communications which are as of 3/31/05); share prices as of 6/17/05, and ending Subs as of 12/31/04.

Historical Cable Trading Ranges

Cable Sector (a) FV / EBITDA Multiple

[CHART]

Source: Wall Street research.

Note: LTM data based on actual quarterly data.  Forward information based on projected quarterly data.  FTM and LTM EBITDA for 6/17/2005 reflect financials as of 3/31/05.

(a)   Universe comprised of Cablevision, Charter, Comcast, Cox (through 2Q ’04), Insight and Mediacom .

Trading Trends Immediately Prior to Offer

Trading Volume Indexed as of December 07, 2004 (LTM Low)

A line graph showing trading volume indexed as of December 7, 2004 (LTM low) expressed as price as a percent of base period	As of March 4, 2005

	CVC	34.8%
	ICCI	17.8%
	CMCSA	11.2%
	MCCC	9.9%
	S&P 500	3.8%
	CH	22.5%

•                  Although ICCI was one of the biggest gainers from a share price point-of-view between 12/7/04 and 3/4/05, from a Firm Value perspective, Insight traded relatively close to its peers

ICCI’s Firm Value has traded in line with its peers

[CHART]

Date	12/7/2004		1/5/2005		2/2/2005		3/4/2005
CVC	9.2	x	7.5	x	8.2	x	8.3	x
CHTR (debt at face value)	10.5		10.0		9.8		9.8
CHTR (debt at market)	9.7		9.2		9.0		9.0
CMCSK	9.0		9.2		9.1		9.3
ICCI	8.4		8.7		9.0		8.8
MCCC	8.5		8.8		8.8		8.6

Note: Monthly observation of Firm Value beginning on 12/7/04.

Stock Price / Volume Distributions

Insight Communications: 3/5/2003 through 3/4/2005 (Pre-announcement)

[CHART]

		Weighted Average	Volume Traded/ Shares Outstanding
•	Last 3 Months	9.44	36.69%
•	Last 6 Months	9.19	60.53%
•	Last 12 Months	9.22	140.2%
•	Last 2 Years	10.45	320.47%

Source: Rover Market Data.

Top 25 Shareholders (12/31/04)

•                  Based on public disclosure, prior to the Offer, 86.7% of shares held by top 25 institutional investors appear to have an estimated average purchase price greater than the current offer price

•                  Collectively, the top 25 institutional investors account for 88.6% of total Class A shares outstanding (75.9% of total basic shares outstanding)

Top 25 Institutional Investors:

				Last 6 Months
Rank	Institutional Investor	Position as of 12/31/04 (000s)	% Total Shares Outstanding (1)	% Change in Position (2)	Avg. Transaction Price (3)
1	Wallace R. Weitz & Co.	8,512	16.7%	(1.9)%	$8.78
2	Eubel Brady & Suttman Asset Management, Inc.	6,590	13.0	1.9	8.78
3	Westport Asset Management, Inc.	4,895	9.6	(11.2)	8.79
4	Dimensional Fund Advisors, Inc.	3,466	6.8	32.9	8.77
5	Barclays Global Investors, N.A.	3,460	6.8	4.3	8.78
6	Columbia Wanger Asset Management LP	2,980	5.9	0.0	NA
7	Royce & Associates LLC	1,712	3.4	2.0	8.78
8	Granahan Investment Management, Inc.	1,256	2.5	(28.4)	8.80
9	Capital Guardian Trust Co.	1,133	2.2	(225.1)	8.78
10	Jennison Associates LLC	1,101	2.2	7.6	8.80
11	Dalton, Greiner, Hartman, Maher & Co.	991	1.9	20.4	8.77
12	SSgA Funds Management	882	1.7	15.8	8.80
13	Loeb Partners Corp.	825	1.6	(32.1)	8.80
14	F&C Asset Management	792	1.6	0.0	NA
15	Citadel Investment Group LLC	747	1.5	19.6	8.79
16	Vanguard Group, Inc.	731	1.4	(0.6)	8.78
17	Skyline Asset Management LP	698	1.4	0.0	NA
18	State Teachers Retirement System of Ohio	645	1.3	92.3	8.80
19	Gannett, Welsh & Kotler, Inc.	602	1.2	6.6	8.79
20	Kirr, Marbach & Co. LLC	601	1.2	26.6	8.80
21	Steadfast Advisors LLC	592	1.2	7.1	8.76
22	New Jersey Division of Investment	540	1.1	0.0	NA
23	John A. Levin & Co., Inc.	454	0.9	(4.4)	8.76
24	JPMorgan Investment Advisors, Inc.	429	0.8	(9.8)	NA
25	Northern Trust Global Investments	418	0.8	(2.8)	8.76
Total		45,050	88.6%		$8.78

		Last 12 Months		Est. Avg. Purchase
Rank	Institutional Investor	% Change in Position (2)	Avg. Transaction Price (3)	Price of Total Position (4)
1	Wallace R. Weitz & Co.	2.8%	$9.14	$17.31
2	Eubel Brady & Suttman Asset Management, Inc.	17.6	9.64	11.11
3	Westport Asset Management, Inc.	(18.4)	9.01	18.04
4	Dimensional Fund Advisors, Inc.	52.5	9.08	10.73
5	Barclays Global Investors, N.A.	17.1	9.25	12.22
6	Columbia Wanger Asset Management LP	36.2	9.35	12.65
7	Royce & Associates LLC	17.2	9.38	10.43
8	Granahan Investment Management, Inc.	19.4	9.63	16.18
9	Capital Guardian Trust Co.	(324.3)	9.05	19.06
10	Jennison Associates LLC	7.4	8.81	16.80
11	Dalton, Greiner, Hartman, Maher & Co.	5.5	9.00	12.33
12	SSgA Funds Management	15.7	9.06	13.34
13	Loeb Partners Corp.	(27.5)	8.90	13.36
14	F&C Asset Management	25.3	10.14	9.88
15	Citadel Investment Group LLC	69.9	9.65	10.17
16	Vanguard Group, Inc.	3.6	9.42	14.12
17	Skyline Asset Management LP	2.6	9.28	18.86
18	State Teachers Retirement System of Ohio	91.7	8.80	9.03
19	Gannett, Welsh & Kotler, Inc.	11.5	9.25	18.67
20	Kirr, Marbach & Co. LLC	100.0	9.61	9.61
21	Steadfast Advisors LLC	100.0	9.99	9.99
22	New Jersey Division of Investment	5.6	9.85	20.87
23	John A. Levin & Co., Inc.	(4.4)	8.76	9.80
24	JPMorgan Investment Advisors, Inc.	42.4	9.52	10.65
25	Northern Trust Global Investments	(4.9)	9.55	13.40
Total			$9.33	$13.54

Denotes institutional investors with average purchase price greater than offer price.

(1)          Based on total basic Class A shares outstanding as of 3/31/05 per company filings.

(2)          Change expressed as percentage of current position.

(3)          Estimates based on quarterly volume weighted average price with quarterly position changes.

(4)          Estimates based on quarterly volume weighted average price with quarterly position changes since 9/30/1999, assuming average price of position at 9/30/1999 is $24.50 (IPO price on 7/20/99).

Source: FactSet.  Data available as of 4/29/05.

Top 25 Shareholders (3/31/05)

•                  During the first quarter of 2005 certain of the large shareholders reduced their positions in ICCI

•                  Several hedge funds have taken positions in ICCI for the first time in Q1 2005, as highlighted below:

Top 25 Institutional Investors:

				Last 3 Months		Est. Avg. Purchase
Rank	Institutional Investor	Position as of 3/31/05 (000s)	% Total Shares Outstanding (1)	Change From 12/31/04	% Change in Position (2)	Price of Total Position (4)
1	Wallace R. Weitz & Co.	6,768	13.3%	(1,744)	(25.8)%	$17.31
2	Eubel Brady & Suttman Asset Management, Inc.	6,062	11.9	(528)	(8.7)	11.11
3	Westport Asset Management, Inc.	4,590	9.0	(305)	(6.6)	18.04
4	Barclays Global Investors, N.A.	4,105	8.1	645	15.7	12.04
5	Dimensional Fund Advisors, Inc.	3,588	7.1	122	3.4	10.74
6	Columbia Wanger Asset Management LP	2,980	5.9	0	0.0	12.65
7	Rockbay Capital Advisors, Inc.	1,800	3.5	1,800	100.0	11.11
8	Caxton Associates LLC	1,056	2.1	1,056	100.0	11.11
9	Eton Park Capital Management LP	1,000	2.0	1,000	100.0	11.11
10	Loeb Partners Corp.	933	1.8	107	11.5	13.10
11	SSgA Funds Management	929	1.8	48	5.1	13.23
12	Gruss Asset Management LP	863	1.7	863	100.0	11.11
13	Vanguard Group, Inc.	741	1.5	10	1.4	14.07
14	Skyline Asset Management LP	698	1.4	0	0.0	18.86
15	S & E Partners LP	575	1.1	575	100.0	11.11
16	New Jersey Division of Investment	540	1.1	0	0.0	20.87
17	Empyrean Capital Partners	501	1.0	501	100.0	11.11
18	D. E. Shaw & Co., Inc.	425	0.8	425	100.0	11.11
19	JPMorgan Investment Advisors, Inc.	424	0.8	(5)	(1.2)	10.65
20	Northern Trust Global Investments	417	0.8	(1)	(0.3)	13.40
21	Allen & Company, Inc.	404	0.8	404	100.0	11.11
22	Deephaven Capital Management LLC	384	0.8	384	100.0	11.11
23	Goldentree Asset Management LP	345	0.7	327	94.6	11.01
24	John A. Levin & Co., Inc.	327	0.6	(127)	(38.9)	9.80
25	Schaper, Benz & Wise Investment Counsel, Inc.	321	0.6	2	0.7	11.49
Total		40,776	80.2%	5,558		$12.74

Denotes new shareholders.

(1)          Based on total basic Class A shares outstanding as of 3/31/05 per company filings.

(2)          Change expressed as percentage of current position.

(3)          Estimates based on quarterly volume weighted average price with quarterly position changes.

(4)          Estimates based on quarterly volume weighted average price with quarterly position changes since 9/30/1999, assuming average price of position at 9/30/1999 is $24.50 (IPO price on 7/20/99).

Source: FactSet.  Data available as of 6/16/05.

Insight Q1 Shareholder Momentum

•                  The largest buyers in Q1 were hedge funds who likely bought their shares post Offer

•                  Several of the largest owners have partially or entirely reduced their ownership stake in ICCI, again likely after the share price appreciation post Offer

Largest Buyers: 12/31/04 – 3/31/05

Rank	Institutional Investor	Shares Purchased (000s)	Value ($MM) (1)	% Change in Position (2)
1	Rockbay Capital Advisors, Inc.	1,800	$20.0	100.0%
2	Caxton Associates LLC	1,056	11.7	100.0
3	Eton Park Capital Management LP	1,000	11.1	100.0
4	Gruss Asset Management LP	863	9.6	100.0
5	Barclays Global Investors, N.A.	645	7.2	15.7
6	S & E Partners LP	575	6.4	100.0
7	Empyrean Capital Partners	501	5.6	100.0
8	D. E. Shaw & Co., Inc.	425	4.7	100.0
9	Allen & Company, Inc.	404	4.5	100.0
10	Deephaven Capital Management LLC	384	4.3	100.0
11	Goldentree Asset Management LP	327	3.6	94.6
12	Halcyon Asset Management Co. LLC	301	3.3	100.0
13	Oak Hill Platinum Partners LLC	270	3.0	100.0
14	York Capital Management LP	264	2.9	100.0
15	Thales Fund Management LLC	254	2.8	100.0

Total		9,068	$100.8	94.0%

Denotes top 25 Institutional investors at 3/31/05.

Largest Sellers: 12/31/04 – 3/31/05

Rank	Institutional Investor	Shares Sold (000s)	Value ($MM) (1)	% of 12/31/04 Position	Rank as of 12/31/04
1	Wallace R. Weitz & Co.	(1,744)	(19.4)	(20.5)%	1
2	Royce & Associates LLC	(1,399)	(15.5)	(81.8)	7
3	Granahan Investment Management, Inc.	(1,256)	(14.0)	(100.0)	8
4	Capital Guardian Trust Co.	(1,133)	(12.6)	(100.0)	9
5	Jennison Associates LLC	(1,101)	(12.2)	(100.0)	10
6	Dalton, Greiner, Hartman, Maher & Co.	(991)	(11.0)	(100.0)	11
7	F&C Asset Management	(751)	(8.3)	(94.9)	14
8	Gannett, Welsh & Kotler, Inc.	(602)	(6.7)	(100.0)	19
9	Kirr, Marbach & Co. LLC	(601)	(6.7)	(100.0)	20
10	State Teachers Retirement System of Ohio	(593)	(6.6)	(92.0)	18
11	Steadfast Advisors LLC	(592)	(6.6)	(100.0)	—
12	Eubel Brady & Suttman Asset Management, Inc.	(528)	(5.9)	(8.0)	2
13	Citadel Investment Group LLC	(517)	(5.7)	(69.3)	15
14	Martingale Asset Management LP	(413)	(4.6)	(100.0)	—
15	Trinity Investment Management Corp.	(399)	(4.4)	(100.0)	—

Total		(12,621)	$(140.2)	(84.4)%

Denotes top 25 Institutional investors at 12/31/04.

(1)          Based on VWAP for the quarter of $11.11.

(2)          Change expressed as percentage of current position.

Source: FactSet.  Data available as of 6/16/05.

Q1 Stock Price / Trading Volume

•                  Trading volumes in Q1 2005 suggest that the selling from certain large shareholders, as well as the buying by several hedge funds both occurred post Offer at a price higher than the Offer Price

Insight Communications: First Quarter Trading Volume

[CHART]

69% of ICCI share volume in 1Q 2005 traded above the offer price of $10.70.

Source: Rover Market Data.

Wall Street Views on Insight

	Pre Announcement			Post Announcement
Research Firm	Date	Target Price	PV (1)	Date	Recommendation	Target Price
Banc of America	02/24/05	$11.00	$9.86	06/14/05	Neutral	$12.00
Calyon Securities (USA) Inc	02/25/05	9.50	8.51	03/07/05	Neutral	10.70
CIBC World Markets	02/24/05	13.00	11.65	03/21/05	Sector Perform	NA
Citigroup	02/22/05	10.00	8.96	04/19/05	Hold	12.00
Credit Suisse First Boston	12/21/04	11.00	10.06	03/07/05	Neutral	11.00
Friedman, Billings, Ramsey & Co	02/25/05	10.00	8.93	04/29/05	Market Perform	10.00
Jefferies & Co	02/25/05	12.00	10.75	04/28/05	Hold	12.00

RBC Capital Markets	02/25/05	11.00	9.85	05/17/05	Underperform	12.00
Stifel Nicolaus	02/25/05	16.00	14.33	05/03/05	Market Perform	NA
The Buckingham Research Group	11/01/04	8.00	7.29	03/07/05	Neutral	11.00

Tradition Asiel Securities Inc.	02/25/05	13.00	11.64	03/07/05	Buy	13.00

Wachovia Securities	02/24/05	10.00	8.96	03/07/05	Market Perform	11.50

Mean		$11.21	$10.07			$11.52
Median		11.00	9.85			11.75
Maximum		16.00	14.33			13.00
Minimum		8.00	7.29			10.00

	Change in
Research Firm	Target Price (2)	Transaction Commentary
Banc of America	21.8%	Precedents suggest the bidders may need to raise the offer
Calyon Securities (USA) Inc	25.8%	NA
CIBC World Markets	NA
Citigroup	33.9%	Second bid is likely
Credit Suisse First Boston	9.4%	Bid likely to go higher
Friedman, Billings, Ramsey & Co	12.0%	We expect the offer to be completed near current levels
Jefferies & Co	11.7%	We view the tender price as “a little light”

RBC Capital Markets	21.8%	NA
Stifel Nicolaus	NA	Offer will likely be sweetened
The Buckingham Research Group	50.9%	Strong possibility board will ask for offer above $11

Tradition Asiel Securities Inc.	11.7%	Clear upside to the contemplated $10.70 offer

Wachovia Securities	28.4%	Likely that the deal will close at a higher price than $10.70

Mean	22.7%
Median	21.8%
Maximum	50.9%
Minimum	9.4%

Source: Bloomberg, I/B/E/S, Nelson.

	Cost of Equity
Change in Target Price	11.0%	12.0%	13.0%
Mean	21.7%	22.7%	23.7%
Median	20.7	21.8	22.8

Source: Bloomberg, I/B/E/S, Nelson

(1)          Present value of 12 month forward price target discounted to 03/07/05 at an illustrative 12.0% equity cost of capital, with the exception of Buckingham price target, which is discounted from 12/31/05 to 03/07/05.

(2)          Calculated as Post Announcement Target Price over Pre Announcement Target Price PV.

4. Dissolution Leverage Analysis

Dissolution Leverage Statistics

•                              Dissolution assumed to occur on 12/31/06, pro forma EBITDA assumptions per Management guidance

•                              Dissolution Pro Forma leverage statistics assumes all debt at Insight Midwest is refinanced

•                              ICCI HoldCo 12 ¼% Senior Notes remain in place

	Year Ending December 31,
	2005E		2006E		2007E		2008E		2009E		2010E

Status Quo Proportionate Leverage Statistics
Net Debt	$1,425		$1,372		$1,301		$1,203		$1,089		$954

Total Proportionate Debt / Proportionate LTM EBITDA	7.0	x	6.1	x	5.3	x	4.6	x	4.0	x	3.4	x
Proportionate Net Debt / Proportionate LTM EBITDA	6.2	x	5.4	x	4.7	x	4.1	x	3.5	x	3.0	x
Proportionate Net Debt / (Proportionate LTM EBITDA - CapEx)	11.6	x	8.1	x	6.7	x	5.6	x	4.7	x	4.0	x
Proportionate LTM EBITDA / Cash Interest Expense	2.5	x	2.2	x	2.0	x	2.3	x	2.4	x	2.7	x
(Proportionate LTM EBITDA - CapEx) / Cash Interest Expense	1.3	x	1.4	x	1.4	x	1.7	x	1.8	x	2.1	x

Dissolution Pro Forma Leverage Statistics
Net Debt			$1,411		$1,367		$1,301		$1,217		$1,120

Total Debt / LTM EBITDA			6.7	x	5.8	x	5.2	x	4.6	x	4.2	x
Net Debt / LTM EBITDA			6.4	x	5.7	x	5.1	x	4.6	x	4.1	x
Net Debt / (LTM EBITDA - CapEx)			10.4	x	8.6	x	7.4	x	6.4	x	5.7	x
LTM EBITDA / Cash Interest Expense			1.8	x	2.0	x	2.2	x	2.4	x	2.6	x
(LTM EBITDA - CapEx) / Cash Interest Expense			1.1	x	1.3	x	1.5	x	1.7	x	1.9	x

	Year Ending December 31,
	Status Quo		Dissolution Pro Forma
	2005E	2006E	2006E	2007E	2008E	2009E	2010E
Cash Flow Data
Proportionate EBITDA	$230	$254	$221	$241	$256	$266	$274
Less: Proportionate Capital Expenditures	(107)	(85)	(85)	(82)	(80)	(77)	(76)
Plus: Proportionate Decrease in Working Capital	7	2	2	5	6	6	6
Less: Proportionate Cash Interest Expense	(93)	(118)	(122)	(120)	(115)	(111)	(106)
Proportionate Free Cash Flow	$36	$54	$16	$44	$66	$84	$98

Note: (1) Assuming an illustrative 8.5x forward EBITDA multiple and an illustrative 12.0% cost of equity, discounted to 3/31/05

Proportionate defined as 50% of Insight Midwest and 100% of Insight HoldCo

Dissolution EBITDA Sensitivity Analysis

	Year Ending December 31,
	2006E		2007E		2008E		2009E		2010E
Dissolution Pro Forma Leverage Statistics
EBITDA	$221		$241		$256		$266		$274
Free Cash Flow	16		44		66		84		98

Total Debt / LTM EBITDA	6.7	x	5.8	x	5.2	x	4.6	x	4.2	x
Net Debt / LTM EBITDA	6.4	x	5.7	x	5.1	x	4.6	x	4.1	x
Net Debt / (LTM EBITDA - CapEx)	10.4	x	8.6	x	7.4	x	6.4	x	5.7	x
LTM EBITDA / Cash Interest Expense	1.8	x	2.0	x	2.2	x	2.4	x	2.6	x
(LTM EBITDA - CapEx) / Cash Interest Expense	1.1	x	1.3	x	1.5	x	1.7	x	1.9	x

Dissolution Pro Forma Leverage Statistics w/ 5.0% EBITDA miss
EBITDA	$210		$229		$243		$253		$260
Free Cash Flow	5		32		53		70		84

Total Debt / LTM EBITDA	7.1	x	6.1	x	5.4	x	4.9	x	4.4	x
Net Debt / LTM EBITDA	6.7	x	6.0	x	5.4	x	4.8	x	4.3	x
Net Debt / (LTM EBITDA - CapEx)	11.3	x	9.3	x	8.0	x	6.9	x	6.1	x
LTM EBITDA / Cash Interest Expense	1.7	x	1.9	x	2.1	x	2.3	x	2.5	x
(LTM EBITDA - CapEx) / Cash Interest Expense	1.0	x	1.2	x	1.4	x	1.6	x	1.7	x

Dissolution Pro Forma Leverage Statistics w/ 10.0% EBITDA miss
EBITDA	$199		$217		$230		$240		$246
Free Cash Flow	(6)		20		40		57		70

Total Debt / LTM EBITDA	7.5	x	6.4	x	5.7	x	5.2	x	4.6	x
Net Debt / LTM EBITDA	7.1	x	6.3	x	5.7	x	5.1	x	4.5	x
Net Debt / (LTM EBITDA - CapEx)	12.4	x	10.2	x	8.7	x	7.5	x	6.6	x
LTM EBITDA / Cash Interest Expense	1.6	x	1.8	x	2.0	x	2.2	x	2.3	x
(LTM EBITDA - CapEx) / Cash Interest Expense	0.9	x	1.1	x	1.3	x	1.5	x	1.6	x

Note: (1) Assuming an illustrative 8.5x forward EBITDA multiple and an illustrative 12.0% cost of equity, discounted to 3/31/05

Present Value of Future Stock Prices

•                  The following prices assume valuations of 8x – 9x the respective years EBITDA discounted to 6/30/05 at a 12% cost of equity

Status Quo

[CHART]

Early Dissolution – 5% EBITDA Miss

[CHART]

Early Dissolution

[CHART]

Early Dissolution – 10% EBITDA Miss

[CHART]

Pro Forma Capitalization

•                  Pro Forma leverage statistics assume debt at Insight Midwest is refinanced

•                  ICCI is entitled to 50% of the cash at Insight Midwest ($12mm) and responsible for refinancing 50% of the debt

•                  $1,133 million of Insight Midwest debt refinanced through

•                  $663 million term loan @ 5.64%

•                  $470 million high yield notes @ 9.00%

•                  Total fees of $39 million for recalling and reissuing debt

•                  Assumes note from Insight Midwest to ICCI HoldCo is repaid, resulting in net $73 million proceeds to ICCI

	Year Ending December 31,
	Status Quo			Pro Forma
	3/31/2005	2005E	2006E	2006E (1)	2007E	2008E	2009E	2010E
Detailed Balance Sheet
Midwest Level
Credit Facility	$1,467	$1,381	$1,256
9 3/4% Senior Notes due 10/09	379	385	385
10 1/2% Senior Notes due 11/10	635	630	630
Note to ICCI HoldCo	130	132	145
Total Debt	$2,611	$2,528	$2,417
Cash & Investments	(90)	(24)	(24)
Net Debt	$2,521	$2,504	$2,393

Insight HoldCo Level
Revolver				$0	$0	$0	$0	$0
Term Loan				663	564	498	415	317
High Yield Notes				473	473	473	473	473
12 1/4% Senior Notes	$314	$343	$350	350	350	350	350	350
Total Debt	$314	$343	$350	$1,486	$1,387	$1,321	$1,237	$1,140
Cash & Investments	(32)	(38)	(29)	(75)	(20)	(20)	(20)	(20)
Note from Insight Midwest	(130)	(132)	(145)
Net Debt	$152	$172	$176	$1,411	$1,367	$1,301	$1,217	$1,120

Proportionate
Proportionate Total Debt	$1,620	$1,607	$1,558	$1,486	$1,387	$1,321	$1,237	$1,140
Proportionate Net Debt	1,413	1,425	1,372	1,411	1,367	1,301	1,217	1,120

Note: (1) Pro Forma cash adjusted for $73 mm from paydown of Intercompany note and $12 of Insight Midwest cash, less $39 of refinancing fees Proportionate defined as 50% of Insight Midwest and 100% of Insight HoldCo

Midwest Refinancing Assumptions

2006 Status Quo EBITDA (50%)	254
2006 Pro Forma EBITDA (50%)	221

	Debt Outstanding		Current	Attributable				Refinance	Call	Call
	at 3/31/2005	at 12/31/2006	Yield	to ICCI	Leverage		Refinance?	Amt	Premium	Date	Total Exp.
Midwest Holdings Term Loan A	$356	$165	4.94%	$83	0.3	x	Yes	$83	0.00%	NA	0.0
Midwest Holdings Term Loan B	1,111	1,091	5.74	546	2.1		Yes	546	0.00	NA	0.0
Midwest 9.75% Notes	385	385	6.82	193	0.8		Yes	193	1.63	10/1/2006	3.1
Midwest 10.5% Notes	630	630	7.32	315	1.2		Yes	315	3.50	11/1/2006	11.0
ICCI HoldCo 12.25% Notes	350	350	8.69	350	1.4		No	0	4.08	2/15/2006	0.0
Total	$2,832	$2,621		$1,486	5.8	x					$14.2

New Capital Structure	Leverage	Amount	Fee (%)	Fee ($)	Interest
Revolver	0.0	x	$0	1.75%	$0	0.00%
Term Loan B	3.0	663	1.75%	12	5.64%
High Yield Notes	2.1	473	2.75%	13	9.00%
ICCI HoldCo 12.25% Notes	1.6	350	0.00%	0	12.25%
Total	6.7	x	$1,486	$25

Sources and Uses
Sources:
Total Debt Raised in Refinancing	$1,136
Cash from Intercompany Note	73
Cash & Investments from Midwest	12
Total Sources	$1,220

Uses:
Repayment of Existing Debt	$1,136
Tender Premium / Fees	14
Fees from New Issuance	25
Cash to Balance Sheet	46
Total Uses	$1,220

5. Preliminary Valuation Analyses

Transaction Metrics

	Insight Communications						Cox Communications (a)						Cablevision
($ in millions, except per share data)	Day Prior 3/4/2005		@ Offer Price		Current Price 6/17/2005		Day Prior 7/30/2004		Initial Offer 8/2/2004		Final Offer 10/19/2004		Day Prior 6/17/2005		Initial Offer 6/20/2005
Price	$9.68		$10.70		$11.42		$27.58		$32.00		$34.75		$14.37		$21.00
% Premium to Day Prior	—		10.5%		18.0%		—		16.0%		26.0%		—		46.1%

Equity Value (b)	$582		$647		$693		$17,515		$20,327		$22,077		$4,239		$6,195
Net Debt & Minority Interest	1,413		1,413		1,413		6,670		6,670		6,670		7,371		7,371
Other Investments (c)	0		0		0		(2,552)		(2,552)		(2,552)		0		0
Cable Firm Value	$1,995		$2,060		$2,106		$21,633		$24,445		$26,195		$11,610		$13,566

Premium / (Discount)
10 Trading Day Average	0.7%		11.3%		18.8%		(1.4)%		14.4%		24.2%		(0.7)%		45.1%
1 Month Average	(1.7)		8.7		16.0		(1.5)		14.3		24.1		3.9		51.9
3 Month Average	2.4		13.2		20.8		(7.2)		7.7		16.9		(4.1)		40.1
6 Month Average	6.1		17.2		25.1		(11.1)		3.1		12.0		13.2		65.5

Cable FV / EBITDA
2004	9.4	x	9.7	x	9.9	x	9.0	x	10.1	x	10.9	x	8.8	x	10.3	x
2005	8.7		9.0		9.2		8.2		9.2		9.9		8.2		9.6
2006	7.8		8.1		8.3		7.5		8.5		9.1		7.3		8.5
LTM (d)	9.2		9.5		9.7		9.2		10.4		11.1		9.1	x	10.6	x
NTM (e)	8.5		8.7		8.9		8.1		9.1		9.8		8.0		9.4

FV / Subscribers
2004	$3,135		$3,237		$3,309		$3,400		$3,842		$4,117		$3,918		$4,578
2005	3,183		3,286		3,360		3,386		3,826		4,100		3,861		4,511

Value of Shares to be Purchased (f)	$499		$556		$595		$6,633		$7,696		$8,357		$3,391		$4,956

Note: Insight capitalization is on a proportionate basis that includes 50% of Insight Midwest’s net debt and earnings and 100% of ICCI HoldCo’s net debt and earnings.

Note: Cablevision transaction reflects proposed acquisition of cable and telecom business only.  Value based on assumption of 80% of 295 mm fully diluted shares outstanding being sought, based on disclosure in 13-D filing

Note:  and information found in latest 10-Q and 10-K.  Leverage based on cable debt and EBITDA.  Premia based on stock price net of estimated value of Rainbow at $12.50 a share, per 13-D filing.

(a) Cox Communciations shown for illustrative purposes because it was the most recent going-private transaction in the cable industry.

(b) Equity Value for Insight based on shares outstanding, plus restricted stock and in-the-money stock options, net of options proceeds.

(c) Cox includes Discovery value of $2,552 million pre-tax.

(d) LTM for Insight defined as Q2 ’04 to Q1 ’05. LTM for Cox defined as Q4 ’03 to Q3 ’04.

(e) NTM for Insight defined as Q2 ’05 to Q1 ’06. NTM for Cox defined as Q4 ’04 to Q3 ’05.

(f) Net of option proceeds. Assumes 63.8 mm shares outstanding after option exercise, of which 9.1 mm are owned by management and affiliates and 8.5 mm are to be rolled over.

Stock Price Premium Analysis

(Dollars in Millions, Except per Share Data and Multiples)

		Day Prior $9.68		Proposal $10.70		Market (a) $11.42

Price		Premium / (Discount) to
1 Day Prior	$9.68	0.0%		10.5%		18.0%
10 Trading Day Avg.	9.61	0.7		11.3		18.8
1 Month Average	9.84	(1.7)		8.7		16.0
3 Month Average	9.45	2.4		13.2		20.8
6 Month Average	9.13	6.1		17.2		25.1
Equity Value (b)		$582		$647		$693
of Shares to be Purchased (c)		499		556		595
Proportionate Net Debt		1,413		1,413		1,413
Firm Value		1,995		2,060		2,106
Basic Subscribers		Firm Value /
2004A	636	$3,135		$3,237		$3,309
2005E	627	3,183		3,286		3,360
EBITDA		Firm Value /
LTM	217	9.2	x	9.5	x	9.7	x
NTM (Q2 ’05 to Q1 ’06)	236	8.5	x	8.7	x	8.9	x
NTM (Q3 ’05 to Q2 ’06)	242	8.2	x	8.5	x	8.7	x

2005E	230	8.7	x	9.0	x	9.2	x
2006E	254	7.8		8.1		8.3
EBITDA - CapEx		Firm Value /
2005E	122	16.3	x	16.8	x	17.2	x
2006E	169	11.8		12.2		12.4
Adjusted Free Cash Flow (d)		Equity Value /
2005E	(2)	NM		NM		NM
2006E	37	15.5	x	17.3	x	18.5	x

	Assumed Purchase Price Per Share
	$11.00		$11.50		$12.00		$12.50		$13.00		$13.50		$14.00

Price
1 Day Prior	13.6%		18.8%		24.0%		29.1%		34.3%		39.5%		44.6%
10 Trading Day Avg.	14.5		19.7		24.9		30.1		35.3		40.5		45.7
1 Month Average	11.8		16.8		21.9		27.0		32.1		37.1		42.2
3 Month Average	16.4		21.7		27.0		32.3		37.5		42.8		48.1
6 Month Average	20.5		26.0		31.5		36.9		42.4		47.9		53.4
Equity Value (b)	$666		$698		$730		$761		$793		$826		$858
of Shares to be Purchased (c)	572		600		627		655		683		695		723
Proportionate Net Debt	1,413		1,413		1,413		1,413		1,413		1,413		1,413
Firm Value	2,079		2,111		2,143		2,174		2,206		2,239		2,271
Basic Subscribers
2004A	$3,267		$3,317		$3,368		$3,418		$3,468		$3,518		$3,569
2005E	3,317		3,368		3,419		3,470		3,521		3,572		3,624
EBITDA
LTM	9.6	x	9.7	x	9.9	x	10.0	x	10.1	x	10.3	x	10.4	x
NTM (Q2 ’05 to Q1 ’06)	8.8	x	9.0	x	9.1	x	9.2	x	9.4	x	9.5	x	9.6	x
NTM (Q3 ’05 to Q2 ’06)	8.6	x	8.7	x	8.9	x	9.0	x	9.1	x	9.2	x	9.4	x

2005E	9.1	x	9.2	x	9.3	x	9.5	x	9.6	x	9.8	x	9.9	x
2006E	8.2		8.3		8.4		8.5		8.7		8.8		8.9
EBITDA - CapEx
2005E	17.0	x	17.2	x	17.5	x	17.8	x	18.0	x	18.3	x	18.5	x
2006E	12.3		12.5		12.6		12.8		13.0		13.2		13.4
Adjusted Free Cash Flow (d)
2005E	NM		NM		NM		NM		NM		NM		NM
2006E	17.8	x	18.6	x	19.5	x	20.3	x	21.2	x	22.0	x	22.9	x

Note: Insight capitalization is on a proportionate basis that includes 50% of Insight Midwest’s net debt and earnings and 100% of ICCI HoldCo’s net debt and earnings.

(a) Market price as of June 17, 2005.

(b) Equity Value based on shares outstanding, plus restricted stock and in-the-money stock options, net of options proceeds.

(c) Net of option proceeds. Assumes 63.8 mm shares outstanding after option exercise, of which 9.1 mm are owned by management and affiliates and 8.5 mm are to be rolled over.

(d) Adjusted free cash flow defined as EBITDA less net interest expense, cash taxes and capex

Preliminary Valuation Range

[CHART]

Note: Underlying numbers are from Management Projections.

(a) Targeting an IRR of approximately 20%, assumes dissolution 12/31/06, and sale to strategic in 2009.

(b) Targeting an IRR of approximately 20%, assumes dissolution 12/31/06, and IPO in 2009.

DCF Valuation Approach

Current Structure

Co-Founders
Sidney R. Knafel	Public	Carlyle
Michael S. Willner

ICCI (Public Co.)	Comcast

50%	50%

Insight Midwest

Valuation Steps

Discounted Cash Flows + Adj. Terminal Value (a)

[GRAPHIC]

Midwest Firm Value

(-) Midwest Net Debt

[GRAPHIC]

Midwest Equity Value

x 50% (ICCI Ownership)

[GRAPHIC]

ICCI Firm Value

(-) ICCI HoldCo Net Debt (b)

(+) NPV of NOLs

(+) NPV of ICCI HoldCo Cash Flows

[GRAPHIC]

ICCI Equity Value

(a) Assumes JV is not renewed upon its current contractual termination date of October 1, 2011.

(b) Including option proceeds.

DCF – Management Projections

(US $ in millions) Insight Midwest Income Statement	Fiscal Year Ended December 30,					Dissolution Terminal Year
	2005	2006	2007	2008	2009
Revenue Growth	12.3%	8.6%	8.6%	7.3%	6.1%	4.9%
EBITDA Growth	5.5	10.0	8.7	6.0	4.3	(5.4)
EBITDA Margin	38.9	39.4	39.5	39.0	38.3	34.5
Capex / Revenue	18.8	13.7	12.2	11.1	10.0	9.5
Unlevered FCF / EBITDA	41.0	50.8	50.6	51.3	51.7	51.4
Revenue	$1,125	$1,221	$1,326	$1,423	$1,510	$1,584
EBITDA	438	481	523	555	578	547
EBIT	150	179	256	300	337	307
Less: Taxes at 41%	(61)	(74)	(105)	(123)	(138)	(126)
Plus: D&A	288	302	267	255	241	240
Less: CapEx	(211)	(168)	(162)	(158)	(151)	(151)
Plus: Change in Working Capital	14	4	9	11	10	11
Unlevered FCF	$180	$244	$265	$285	$299	$281
Terminal Adjusted FCF						$234

DCF Valuation (as of 03/31/05) (a)
NPV of Cash Flows at 9.0% WACC	$991
Terminal EBITDA (b)	547
Terminal Multiple	8.5	x
NPV of Terminal Value at 9.0% WACC	$3,086
Midwest Firm Value	$4,077
Less: Net Debt at Midwest	(2,521)
Midwest Equity Value	$1,556
Value of ICCI Stake in Midwest (50%)	$778
Less: Net Debt at ICCI HoldCo	(152)
Plus: Value of NOL’s	153
Plus: NPV of Hold Co. Cash Flows	39
ICCI Equity Value	$817
Plus: Options Proceeds	51
ICCI Fully Converted Equity Value	$868
Implied Price Per ICCI Share	$13.37

(a) DCF valuation shown for illustrative purposes only at 9.0% WACC and a 8.5x FY1 EBITDA exit multiple.

(b) Terminal value based on post-dissolution EBITDA.

ICCI Equity Value as of 3/31/05

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	$708		$803		$897		$992		$1,087
8.5%	671		764		857		950		1,042
9.0%	636		726		817		908		999
9.5%	601		690		778		867		956
10.0%	567		654		741		828		915

Implied Value per Share

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	$11.66		$13.14		$14.61		$16.07		$17.53
8.5%	11.08		12.54		13.98		15.41		16.84
9.0%	10.52		11.95		13.37		14.77		16.17
9.5%	9.98		11.37		12.77		14.14		15.51
10.0%	9.45		10.81		12.17		13.53		14.87

Implied FV Multiple of 2005E EBITDA

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	8.8	x	9.3	x	9.7	x	10.1	x	10.6	x
8.5%	8.7		9.1		9.5		9.9		10.3
9.0%	8.5		8.9		9.3		9.7		10.1
9.5%	8.3		8.7		9.1		9.5		10.0
10.0%	8.2		8.6		9.0		9.4		9.8

Implied Perpetuity Growth Rate

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	2.1%		2.5%		2.8%		3.1%		3.3%
8.5%	2.6		2.9		3.3		3.6		3.8
9.0%	3.1		3.4		3.8		4.0		4.3
9.5%	3.5		3.9		4.2		4.5		4.8
10.0%	4.0		4.4		4.7		5.0		5.3

Corresponding Premium to Pre-Offer Price Per Share

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	20.4%		35.8%		50.9%		66.0%		81.1%
8.5%	14.5		29.5		44.4		59.2		74.0
9.0%	8.7		23.4		38.1		52.6		67.0
9.5%	3.1		17.5		31.9		46.1		60.2
10.0%	(2.4)		11.7		25.8		39.8		53.6

Implied FV Multiple of 2006E EBITDA

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	8.0	x	8.4	x	8.8	x	9.2	x	9.6	x
8.5%	7.9		8.2		8.6		9.0		9.4
9.0%	7.7		8.1		8.5		8.8		9.2
9.5%	7.6		7.9		8.3		8.7		9.0
10.0%	7.4		7.8		8.2		8.5		8.9

DCF Sensitivities

Pricing Sensitivity

•                  Penetration from Management Projections

•                  Telephony & HSI ARPU varied in each projected year and in terminal period

	Change in Telephony ARPU
	(10.0%)	(7.5%)	(5.0%)	(2.5%)	0.0%
Change in HSI ARPU
(10.0)%	$10.60	$10.85	$11.11	$11.37	$11.63
(7.5)%	11.03	11.29	11.55	11.81	12.07
(5.0)%	11.47	11.72	11.98	12.24	12.50
(2.5)%	11.90	12.16	12.42	12.68	12.94
0.0%	12.34	12.60	12.85	13.11	13.37

Penetration Sensitivity

•                  ARPU from Management Projections

•                  Penetration of HSI and Telephony varied through 2010

	Cumulative Change in Telephony Penetration by 2010
	(10.0%)	(7.5%)	(5.0%)	(2.5%)	0.0%
Cum. Change in HSI Penet by 2010
(10.0)%	$6.63	$7.40	$8.16	$8.93	$9.66
(7.5)%	7.62	8.39	9.15	9.87	10.59
(5.0)%	8.61	9.36	10.08	10.80	11.52
(2.5)%	9.57	10.29	11.01	11.73	12.44
0.0%	10.50	11.22	11.93	12.65	13.37

DCF – Dissolution Management Projections

	Fiscal Year Ended December 30,
($ in millions)	2005	2006	2007	2008	2009	2010
EBITDA	230	254	241	256	266	274

EBIT	84	102	106	127	144	154
Less: Taxes	(34)	(42)	(43)	(52)	(59)	(63)
Plus: D&A	145	152	135	129	122	120
Less: CapEx	(107)	(85)	(82)	(80)	(77)	(76)
Plus: Change in Working Capital	7	2	5	6	6	6
Unlevered FCF	$95	$130	$120	$129	$136	$141
Terminal Adjusted FCF						$117

DCF Valuation (as of 03/31/05) (a)
NPV of Cash Flows at 9.0% WACC	$475
Terminal EBITDA (b)	274
Terminal Multiple	8.5	x
NPV of Terminal Value at 9.0% WACC	$1,543
Midwest Firm Value	$2,018
Less: Net Debt at Midwest	(1,261)
Midwest Equity Value	$758
Value of ICCI Stake in Midwest	$758
Less: Net Debt at ICCI HoldCo	(152)
Plus: Value of NOL’s	131
Plus: NPV of Hold Co. Cash Flows	NA
Less: PV of Refinance for Dissolution	(33)
ICCI Equity Value	$703
Plus: Options Proceeds	36
ICCI Fully Converted Equity Value	$738
Implied Price Per ICCI Share	$11.58

(a) DCF valuation shown for illustrative purposes only at 9.0% WACC and a 8.5x FY1 EBITDA exit multiple

(b) Terminal value based on post-dissolution EBITDA

ICCI Equity Value as of 3/31/05

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	$592	$687	$782	$877	$971
8.5%	556	649	742	835	927
9.0%	521	612	703	794	884
9.5%	487	576	665	754	842
10.0%	454	541	628	715	802

Implied Value per Share

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	$9.84	$11.33	$12.82	$14.29	$15.75
8.5%	9.28	10.74	12.19	13.64	15.07
9.0%	8.70	10.16	11.58	13.00	14.41
9.5%	8.14	9.59	10.98	12.38	13.76
10.0%	7.58	9.03	10.40	11.77	13.13

Implied FV Multiple of 2005E EBITDA

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	8.3	x	8.7	x	9.1	x	9.6	x	10.0	x
8.5%	8.2		8.6		9.0		9.4		9.8
9.0%	8.0		8.4		8.8		9.2		9.6
9.5%	7.9		8.2		8.6		9.0		9.4
10.0%	7.7		8.1		8.5		8.8		9.2

Implied Perpetuity Growth Rate

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	2.1%	2.5%	2.8%	3.1%	3.3%
8.5%	2.6	2.9	3.3	3.6	3.8
9.0%	3.1	3.4	3.8	4.0	4.3
9.5%	3.5	3.9	4.2	4.5	4.8
10.0%	4.0	4.4	4.7	5.0	5.3

Corresponding Premium to Pre-Offer Price Per Share

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	1.7%	17.1%	32.4%	47.6%	62.7%
8.5%	(4.1)	10.9	25.9	40.9	55.7
9.0%	(10.1)	4.9	19.6	34.3	48.8
9.5%	(16.0)	(0.9)	13.5	27.9	42.2
10.0%	(21.7)	(6.7)	7.5	21.5	35.6

Implied FV Multiple of 2006E EBITDA

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	7.5	x	7.9	x	8.2	x	8.6	x	9.0	x
8.5%	7.4		7.7		8.1		8.5		8.8
9.0%	7.2		7.6		7.9		8.3		8.6
9.5%	7.1		7.4		7.8		8.1		8.5
10.0%	7.0		7.3		7.6		8.0		8.3

Peer Group Trading Analysis (5/10/05)

Cable Firm Value / 2005 EBITDA	Cable Firm Value / Latest Subs

[CHART]	[CHART]

Total Cable Debt / LTM Cable EBITDA	Firm Value / 2005 EBITDA - Capex

[CHART]	[CHART]

Source:   Wall Street Research and Company Filings.

Note:                   Valuation statistics shown based on proportionate valuation methodology.  Total Insight cable debt excludes HoldCo note. Current stock prices as of 5/10/05.

Peer Group Trading Analysis (6/17/05)

Cable Firm Value / 2005 EBITDA	Cable Firm Value / Latest Subs

[CHART]	[CHART]

Total Cable Debt / LTM Cable EBITDA	Firm Value / 2005 EBITDA - Capex

[CHART]	[CHART]

Source:        Wall Street Research and Company Filings.

Note:                   Valuation statistics shown based on proportionate valuation methodology.  Total Insight cable debt excludes HoldCo note. Current stock prices as of 6/17/05.

Multiples Analysis – Status Quo

Public Market Multiples

($ in millions, Except per Share Data)

		Multiple Range				Implied Firm Value		Implied Equity Value (a)		Implied Equity Value per Share (b)
Metric	Data	Low		High		Low	High	Low	High	Low	High
2004A EBITDA	$213	9.0	x	10.0	x	$1,919	$2,132	$506	$719	$8.44	$11.83
2005E EBITDA	230	8.5		9.5		1,951	2,181	538	768	8.99	12.60
2006E EBITDA	254	8.0		9.0		2,036	2,290	623	877	10.32	14.30

2004 Subscribers	636	$3,000		$3,500		$1,909	$2,227	$496	$814	$8.28	$13.32
								Max		$10.32	$14.30
								Mean		9.01	13.01
								Median		8.72	12.96
								Low		8.28	11.83

(a) Equity Value = Firm Value - Proportionate Net Debt

(b) Shares outstanding fluctuate based on fully converted share count for the implied equity value per share.

Precedent Transactions

($ in millions, Except per Share Data)

		Multiple Range				Implied Firm Value		Implied Equity Value (a)		Implied Equity Value per Share (b)
Metric	Data	Low		High		Low	High	Low	High	Low	High
2005E EBITDA	$230	10.0	x	11.0	x	$2,295	$2,525	$882	$1,112	$14.38	$17.91

2004 Subscribers	636	$3,500		$4,000		$2,227	$2,545	$814	$1,132	$13.32	$18.22
								Mean		$13.85	$18.07

(a) Equity Value = Firm Value - Proportionate Net Debt

(b) Shares outstanding fluctuate based on fully converted share count for the implied equity value per share.

Multiples Analysis - Dissolution

Public Market Multiples

($ in millions, Except per Share Data)

		Multiple Range				Implied Firm Value		Implied Equity Value (a)		Implied Equity Value per Share (b)
Metric	Data	Low		High		Low	High	Low	High	Low	High
2004A EBITDA	$187	9.0	x	10.0	x	$1,679	$1,866	$266	$453	$4.44	$7.56
2005E EBITDA	199	8.5		9.5		1,692	1,891	279	478	4.66	7.99
2006E EBITDA	221	8.0		9.0		1,768	1,989	355	576	5.92	9.59

2004 Subscribers	636	$3,000		$3,500		$1,909	$2,227	$496	$814	$8.28	$13.32
								Max		$8.28	$13.32
								Mean		5.83	9.61
								Median		5.29	8.79
								Low		4.44	7.56

(a) Equity Value = Firm Value - Proportionate Net Debt

(b) Shares outstanding fluctuate based on fully converted share count for the implied equity value per share.

Precedent Transactions

($ in millions, Except per Share Data)

		Multiple Range				Implied Firm Value		Implied Equity Value (a)		Implied Equity Value per Share (b)
Metric	Data	Low		High		Low	High	Low	High	Low	High
2005E EBITDA	$199	10.0	x	11.0	x	$1,991	$2,190	$578	$777	$9.62	$12.74

2004 Subscribers	636	$3,500		$4,000		$2,227	$2,545	$814	$1,132	$13.32	$18.22
								Mean		$11.47	$15.48

(a) Equity Value = Firm Value - Proportionate Net Debt

(b) Shares outstanding fluctuate based on fully converted share count for the implied equity value per share.

Premia Paid in Going Private Transactions

•                  Since 2000, all completed cash going private transactions received both initial offer premia and a subsequent increase (“the bump”)

Summary of Announced Going Private Transactions, 2000 -Present

Average Cash
Minority
Criteria	Squeeze-Outs
Transaction Value	$918
Percent Acquired	33.6%
Timing & Frequency
Frequency of a Bump (a)	92.3%
Announcement - Bump	75 Days
Bump - Close	65 Days
Announcement - Close	138 Days
Offer Premium
Ann. to 1 Day Pre-Annc.	27.8%
Ann. to 30 Days Pre-Annc.	29.5
Ann. to Bump Prem. Change	15.2

Source:  Citigroup Risk Arbitrage Strategy Group as of March 9, 2005.

(a) Includes announced deals that have not yet closed; all completed deals have received a “bump”.

Squeeze Outs Analysis – 100% Cash Transactions

•                  Data below is for 100% cash transactions in which acquirers sought 20% or greater of target equity

Precedent All Cash Transactions

Date Announced	Date Completed	Target	Acquiror	% Sought	Target’s Leverage (a)		Transaction Value ($ mm) (b)		Price		Initial Premium (c)		Final Premium (c)
							at Announcement	at Execution	Initial	Final	1 - Day	30 - Day	1 - Day	30 - Day
20-Jun-05	Not Closed	Cablevision Systems	Dolan Family	80.0%	5.0	x	$4,956	—	$21.00	—	46.1%	51.9%	—	—
21-Feb-05	Not Closed	Eon Labs	Novartis	34.6	NM		989	—	31.00	—	11.0	18.2	—	—
02-Aug-04	02-Dec-04	Cox Communications	Cox Enterprises	38.0	2.9		7,857	8,532	32.00	$34.75	16.0	13.6	26.0%	23.4%
22-Jul-04	23-Dec-04	AMC Entertainment	Investor Group	50.1	2.8		N/A	834	N/A	19.50	N/A	N/A	13.6	28.5
19-Feb-02	11-Apr-02	Travelocity.com Inc	Sabre Holdings Corp.	30.0	0.1		403	491	23.00	28.00	19.8	1.0	45.8	23.0
21-Sep-01	08-Nov-01	Prodigy Communications Corp.	SBC Communications	58.3	4.4		409	496	5.45	6.60	54.0	2.3	86.4	23.9
25-Jan-01	20-Jun-01	Sodexho Marriott Services	Sodexho Alliance	52.0	3.2		989	1,173	27.00	32.00	8.5	23.0	28.6	45.8
27-Oct-00	16-Mar-01	Azurix Corp.	Enron Corp.	33.0	6.8		276	330	7.00	8.38	96.5	73.5	135.1	107.6
15-Aug-00	01-Mar-01	Avis Group Holdings	Cendant	82.0	1.6		823	937	29.00	33.00	13.7	29.4	29.4	47.3
24-Jul-00	11-Jan-01	Phoenix Investment Partners	Phoenix Home Life Mutual	40.5	1.9		344	434	12.50	15.75	15.6	19.8	45.7	50.9
										Mean:	31.3%	25.9%	51.3%	43.8%
										Median:	16.0	19.8	37.5	37.2

Note:                   Data is for 100% cash transactions in which acquirors sought 20% or greater of target equity, and where transaction value was greater than $200 mm.

Cablevision transaction reflects proposed acquisition of cable and telecom business only.  Value based on assumption of 80% of 295 mm fully diluted shares outstanding being sought, based on disclosure in 13-D filing and information found in latest 10-Q and 10-K.  Leverage based on cable debt and EBITDA.  Premia based on stock price net of estimated value of Rainbow at $12.50 a share, per 13-D filing.

(a) Leverage defined as Total Debt & Preferred / LTM EBITDA.

(b) Represents equity value of the minority shareholders’ stake, which the acquiror proposed to acquire in the transaction.

(c) One-day premium measured relative to target’s closing stock price on last trading day prior to annoucement date; 30-day premium measured relative to target’s average closing stock price during the 30-day trading period prior to announcement date.

Implied ICCI Stock Prices

		Final Premium Paid (a)		Implied Stock Price
	Stock Price	Low	High	Low	High
One Day Prior	$9.68	25.0%	30.0%	$12.10	$12.58
30 Day Average Prior (b)	9.93	25.0	30.0	12.42	12.91

(a) Based on median data from precedent squeeze out analysis.

(b) Average of 30 trading days prior to announcement date.

“No Bump” Deals Highlighted by Morgan Stanley

•                              5 deals were highlighted by Morgan Stanley as having no improvement in offer

Deals Highlighted by Morgan Stanley

			Per Morgan Stanley
Date Ann’d	Target	Acquirer	Value ($ mm)	% Sought	Cons.	Prem./ (Disc.) to 1 Day Prior	Prem./ (Disc.) to LTM High
02/15/01	Westfield America Inc	Westfield America Trust	$598	44%	Cash	13.0%	(5.0)%
08/14/00	BHC Communications	News Corp	888	24%	Mixed	16.0%	(3.0)%
02/22/00	Ixnet Inc	Global Crossing Ltd.	877	28%	Stock	18.0%	18.0%
02/02/00	Thermo Instrument Systems	Thermo Electron Corp	832	11%	Stock	27.0%	27.0%
05/07/99	J Ray McDermott SA	McDermott International	515	37%	Cash	17.0%	(24.0)%

Date Ann’d	Special Committee	Prenegotiated?	Comments	Source
02/15/01	Yes	Yes

- Initial offer proposed to Special Committee for a cash purchase price of $15.75 to $16.00 per Share.
- The Special Committee, did not approve the offer and asked for $16.50 per share.
- Increased offer to $16.15 per share, Special Committee reiterated $16.50 per share.
- Final offer of $16.25 per Share, Special Committee unanimously recommends that the Board approve the merger agreement and the transactions.

Merger Proxy
08/14/00	Yes	Yes

- Initial offer from Viacom for $155 per share to Special Committee of BHC.
- Special Committee directs its investment bank to seek an increase in offer price and continue discussions with other potential bidders.
- News Corp offered $165 per share in cash and stock to Special Committee. Viacom withdraws offer. Special Committee approves transaction with News Corp.

Merger Proxy
02/22/00	No Official Committee - Independent Directors approved merger separately	Yes

- On 1/11/2000, executives of IX Corp (IXNet’s majority holder), IXnet and Global Crossing discuss possible merger.
- Between 2/14/2000 and 2/16/2000, executives from all 3 companies met for preliminary discussions regarding possible merger
- Between 2/18/2000 and 2/18/2000, the 3 parties gathered to “discuss and negotiate the terms of the proposed merger, the merger agreement, the consent and voting agreement and related agreements.”
- A final exchange ratio is agreed upon and presented to the Board. The Board, including independent directors, approves merger.

Merger Proxy
02/02/00	Yes	Yes

- Buyer announced plans to restructure its overall business structure and planned to take Thermo Electron private, as part of the Company’s continued evaluation over the previous few years.
- The parent owned 89% of the company and only needed to acquire 1% of the company to force a short-form merger.
- An exchange ratio was proposed 3 months later after negotiation, which the special committee recommended after consulting with a financial advisor.

Tender Offer Statement
05/07/99	Yes	Yes

- Buyer delivered its initial proposal to the Independent Committee at an exchange ratio of 1.15 shares of Parent Stock per share
- The Independent Committee rejects offer and asks investment bankers to renegotiate offer
- The purchaser decided to increase its offer to 1.15 shares of Parent Stock plus $1.50 in cash per share
- The Independent Committee decided to present to the purchaser a counteroffer of 1.15 shares of Parent Stock and $5 in cash per share.
- The purchaser agrees to make an offer of $35.62 per share in cash per share, which is subsequently recommended by the Independent Committee

Tender Offer Statement

LBO Analysis –Sale to Strategic (post-Dissolution)

LBO Summary

(Dollars in Millions)
Purchase Price	$10.70

ICCI Equity Value	$647
Plus: Proportionate Net Debt (3/31/05)	1,413
Enterprise Value	$2,060
2005E Proportionate EBITDA Multiple	9.0	x
Proportionate Debt / 2005E Dissolution EBITDA	7.1	x

Exit Multiple	9.0	x
2010E EBITDA (1)	$317
Value of Midwest	$2,851
Less: Proportionate Net Debt (12/31/09)	(1,217)
Less: Promote Profits Interest	(52)
Implied Equity Value (Midwest)	$1,582
Implied Value per ICCI Share	$25.37
IRR	20.7%

(1) Assumes sale to strategic post-dissolution on 12/31/09

IRR Sensitivity Analysis

At 7.1x Proportionate Debt / 2005E Dissolution EBITDA

		Share Price Paid
		$10.70	$11.20	$11.50	$11.75	$12.00	$13.00	$14.00
Exit Multiple
8.5	x	18.4%	17.3%	16.6%	16.1%	15.6%	13.7%	12.0%
9.0	x	20.7%	19.6%	19.0%	18.4%	17.9%	16.1%	14.3%
9.5	x	22.8%	21.7%	21.1%	20.6%	20.1%	18.1%	16.4%
10.0	x	24.7%	23.6%	23.0%	22.5%	22.0%	20.1%	18.3%
10.5	x	26.4%	25.4%	24.8%	24.3%	23.8%	21.8%	20.1%

At 8.1x Proportionate Debt / 2005E Dissolution EBITDA

		Share Price Paid
		$10.70	$11.20	$11.50	$11.75	$12.00	$13.00	$14.00
Exit Multiple
8.5	x	21.3%	19.8%	18.9%	18.1%	17.4%	14.9%	12.6%
9.0	x	24.2%	22.6%	21.8%	21.0%	20.4%	17.8%	15.5%
9.5	x	26.7%	25.2%	24.4%	23.6%	22.9%	20.4%	18.0%
10.0	x	28.9%	27.4%	26.6%	25.9%	25.3%	22.7%	20.4%
10.5	x	31.0%	29.4%	28.6%	27.9%	27.2%	24.8%	22.4%

LBO Analysis – IPO (post-Dissolution)

LBO Summary

(Dollars in Millions)
Purchase Price	$10.70

ICCI Equity Value	$647
Plus: Proportionate Net Debt (3/31/05)	1,413
Enterprise Value	$2,060
2005E Proportionate EBITDA Multiple	9.0	x
Proportionate Debt / 2005E Dissolution EBITDA	7.1	x

Exit Multiple	8.0	x
2010E EBITDA (1)	$274
Value of Midwest	$2,188
Less: Proportionate Net Debt (12/31/09)	(1,217)
Less: Promote Profits Interest	0
Implied Equity Value (Midwest)	$971
Implied Value per ICCI Share	$15.78
IRR	8.9%

(1) Assumes IPO on 12/31/09

IRR Sensitivity Analysis

		Share Price Paid
		$10.70	$11.20	$11.50	$11.75	$12.00	$13.00	$14.00
Exit Multiple
7.5	x	5.5%	4.4%	3.8%	3.3%	2.9%	1.1%	(0.6)%
8.0	x	8.9%	7.8%	7.2%	6.7%	6.2%	4.3%	2.7%
8.5	x	11.9%	10.8%	10.2%	9.7%	9.2%	7.3%	5.5%
9.0	x	14.5%	13.4%	12.8%	12.3%	11.8%	9.9%	8.2%
9.5	x	16.9%	15.8%	15.2%	14.7%	14.2%	12.2%	10.5%

At 8.1x Proportionate Debt / 2005E Dissolution EBITDA

		Share Price Paid
		$10.70	$11.20	$11.50	$11.75	$12.00	$13.00	$14.00
Exit Multiple
7.5	x	3.2%	1.8%	0.9%	0.3%	(0.4)%	(2.7)%	(4.8)%
8.0	x	8.4%	6.9%	6.0%	5.3%	4.6%	2.2%	(0.0)%
8.5	x	12.7%	11.1%	10.3%	9.6%	8.9%	6.3%	4.0%
9.0	x	16.3%	14.7%	13.8%	13.1%	12.4%	9.9%	7.6%
9.5	x	19.4%	17.8%	16.9%	16.2%	15.6%	13.0%	10.7%

Present Value of Future Stock Prices – Public Market

•                  These cases represent mutually exclusive potential outcomes

•                  Due to the uncertainty surrounding these scenarios, we cannot assume a probability-weighted outcome

[CHART]

Note: Value as of 3/31/05. Assumes future stock prices discounted based on a 11-13% cost of equity.  Dissolution valuations based on pro forma post-dissolution EBITDA, as per Insight Management guidance.

Theoretical Strategic Sale

•                  A multiple range of 9.0x-9.5x in a strategic sale appears conservative when assessing recent cable M&A precedent transactions (see p. 54)

($ in millions)

	Year Ending December 31,
	2007E	2008E	2009E	2010E

Pro Forma Proportionate Revenue	$663	$711	$755	$792

Pro Forma Proportionate EBITDA	$241	$256	$266	$274
Plus: Half of Proportionate Additional Programming Expense	10	11	11	12
Plus: Half of HoldCo Corporate Overhead	10	11	11	12
Plus: Other Operational Synergies	4	8	13	19
Pro Forma Proportionate EBITDA with 50% Synergies	$265	$285	$302	$317
% Margin	40.0%	40.0%	40.0%	40.0%
% Change vs. Status Quo	(4.4)%	(3.4)%	(1.8)%	(0.0)%

	Assumed Post Dissolution Exit Date
	12/31/2006		12/31/2007		12/31/2008		12/31/2009
FY1 Exit Multiple	9.5	x	9.5	x	9.5	x	9.5	x
FY1 EBITDA	$265		$285		$302		$317
Terminal Value	$2,519		$2,703		$2,868		$3,009
Implied Non-Synergized Multiple	10.5	x	10.6	x	10.8	x	11.0	x
Implied TEV / Sub	$4,040		$4,335		$4,600		$4,826
Less: Proportionate Net Debt	(1,411)		(1,367)		(1,301)		(1,217)
Less: Cost of Dissolution Refinance	(39)		(37)		(35)		(29)
Equity Value	$1,070		$1,300		$1,533		$1,763
Plus: Cash from Option Exercise	51		51		53		53
Fully Converted Equity Value	$1,121		$1,350		$1,586		$1,816
Fully Converted Shares	64.9		64.9		65.0		65.0
Implied Future Price Per ICCI Share	$17.27		$20.80		$24.39		$27.94

Present Value (at 12.0% cost of equity) (a)	$14.16		$15.23		$15.94		$16.30
If miss EBITDA projections by 2.5%	13.36		14.46		15.22		15.62
If miss EBITDA projections by 5.0%	12.56		13.70		14.49		14.95
If miss EBITDA projections by 10.0%	10.97		12.18		13.05		13.60

	Sensitivity of 12/31/06 Exit
Cost of	Terminal EBITDA Multiple
Equity (a)	8.5 x	9.0 x	9.5 x	10.0 x
11.0%	$10.98	$12.68	$14.38	$16.08
11.5%	10.89	12.58	14.27	15.95
12.0%	10.80	12.48	14.16	15.83
12.5%	10.72	12.38	14.05	15.71
13.0%	10.64	12.29	13.94	15.59

(a) Share price discounted to 03/31/05.

Appendix

Insight Communications Management Projections – Midwest Only Summary

($ in millions)

	Year End December 31,						’05 - ’10
	2005E	2006E	2007E	2008E	2009E	2010E	CAGR

Revenue	$1,125	$1,221	$1,326	$1,423	$1,510	$1,584	7.1%
% Growth	12.3%	8.6%	8.6%	7.3%	6.1%	4.9%
Direct Costs
Consolidated Direct Costs	$(307)	$(329)	$(366)	$(407)	$(447)	$(481)	9.4%
Include: Interactive Revenue	(3)	(4)	(4)	(4)	(4)	(4)	3.1%
Exclude: Interactive Direct Costs	1	1	1	1	1	1	4.4%
Total Direct Costs	$(310)	$(332)	$(368)	$(410)	$(450)	$(484)	9.3%

Operating Costs and SG&A
Consolidated Operating Costs & SG&A	$(369)	$(397)	$(421)	$(444)	$(466)	$(488)	5.8%
Include: Management Fee	(34)	(37)	(40)	(43)	(45)	(48)	7.1%
Exclude: Corporate Overhead	24	24	26	27	28	30	4.4%
Exclude: Interactive Operating Costs	1	1	1	1	1	1	0.4%
Total Operating Costs and SG&A	$(377)	$(408)	$(434)	$(458)	$(482)	$(505)	6.0%

Total Expenses	$(687)	$(740)	$(803)	$(868)	$(931)	$(988)	7.5%

EBITDA	$438	$481	$523	$555	$578	$595	6.4%
% Margin	38.9%	39.4%	39.5%	39.0%	38.3%	37.6%
% Growth	5.5%	10.0%	8.7%	6.0%	4.3%	2.9%

Depreciation and Amortization	(288)	(302)	(267)	(255)	(241)	(237)	(3.8)%
EBIT	$150	$179	$256	$300	$337	$359	19.1%

Cash Flow Data
EBITDA	$438	$481	$523	$555	$578	$595	6.4%
Less: Capital Expenditures	(211)	(168)	(162)	(158)	(151)	(148)	(6.8)%
% of Revenue	18.8%	13.7%	12.2%	11.1%	10.0%	9.4%
Less: Net Cash Interest Expense	(187)	(193)	(186)	(172)	(170)	(149)	(4.4)%
Plus: Decrese in Working Capital	14	4	9	11	10	11	(5.9)%
Free Cash Flow	$54	$125	$184	$235	$268	$309	41.6%
% Growth		129.8%	47.8%	27.8%	13.9%	15.2%

Source: Insight Communications management projections dated 4/28/05 and 6/15/05.

Note: Represents isolated income statement and cash flows of Insight Midwest joint venture.

Insight Communications Management Projections – HoldCo Summary

($ in millions)

	Year End December 31,						’05 - ’10
	2005E	2006E	2007E	2008E	2009E	2010E	CAGR

Total Revenue
Management Fee	34	37	40	43	45	48	7.1%
Interactive Revenue	3	4	4	4	4	4	3.1%
Total Revenue	$37	$40	$43	$46	$49	$51	6.8%
% Growth	8.2%	9.3%	7.8%	6.7%	5.6%	4.6%

Costs and Expenses
Interactive Direct Costs	(1)	(1)	(1)	(1)	(1)	(1)	4.4%
Interactive Operating Costs	(1)	(1)	(1)	(1)	(1)	(1)	0.4%
Corporate Overhead	(24)	(24)	(26)	(27)	(28)	(30)	4.4%
Total Expenses	$(26)	$(26)	$(28)	$(29)	$(30)	$(32)	4.2%

EBITDA	$11	$14	$16	$17	$18	$19	12.2%
% Margin	29.3%	34.2%	36.0%	37.2%	37.6%	37.5%
% Growth	85.6%	27.7%	13.6%	10.0%	7.0%	4.1%

Less: Depreciation & Amortization	(2)	(1)	(1)	(1)	(1)	(1)
EBIT	$9	$12	$14	$16	$17	$18	14.0%

Cash Flow Data
EBITDA	$11	$14	$16	$17	$18	$19	12.2%
Less: Capital Expenditures	(2)	(1)	(1)	(1)	(1)	(1)	NM
Plus: Decrease in Working Capital	(1)	0	0	0	0	0	(192.7)%
Less: Cash Interest Expense	0	(21)	(43)	(43)	(43)	(43)	NM
Less: Cash Taxes	0	0	0	0	0	0	NM
Free Cash Flow	$9	$(9)	$(28)	$(27)	$(25)	$(25)	NM
% Growth		(195.7)%	226.8%	(5.2)%	(4.5)%	(2.9)%

Source: Insight Communications management projections dated 4/28/05 and 6/15/05.

Note: Represents isolated income statement and cash flows of ICCI HoldCo.

DCF – Hold Co.

(US $ in millions)

	Fiscal Year Ending December 31,
	2005	2006	2007	2008	2009	2010
EBIT	$9.2	$12.5	$14.3	$15.9	$17.0	$17.7
Less: Taxes at 41%	(3.8)	(5.1)	(5.9)	(6.5)	(7.0)	(7.3)
Plus: D&A	1.6	1.3	1.3	1.3	1.3	1.4
Less: Capex	(1.6)	(1.3)	(1.3)	(1.3)	(1.3)	(1.4)
Less: NWC Change	(0.6)	0.1	0.3	0.3	0.4	0.4
Unlevered Free Cash Flow	$4.9	$7.4	$8.8	$9.7	$10.4	$10.9

Discount Rate	9.0%
Discount to	3/31/2005
Terminal Value (a)	$0.0

NPV of Holdco Cash Flows	$38.9

(a) Assumes dissolution of partnership in 2011, and consequently no terminal value.

NOL Valuation

ASSUMPTIONS:

Existing NOLs
Total Amount Outstanding (12/31/04)	$651.3
Income Tax Rate	41.0%
Assumed Discount Rate	8.0
Valuation Date	3/31/2005
Fully Diluted Shares Outstanding (mm)	63.8

SEC 382 NOL Limitation

SEC 382 Limitation? (1=Yes; 0=No)	No
Assumed Purchase Price per Share	$10.70
Market Value of Equity	$682.3
Current Tax-Exempt Rate	4.20%
Annual NOL Limitation	$0.0

Taxable Income Calculation	2004	2005	2006	2007	2008	2009	2010	2011
Insight Midwest EBT		$(48.6)	$(26.7)	$56.8	$114.3	$155.9	$198.8	$204.7
% Growth			NM	NM	101.1%	36.4%	27.5%	3.0%
ICCI EBT		$21.2	$4.1	$(14.9)	$(13.9)	$(13.9)	$(14.5)	$(14.5)
% Growth			NM	(460.7)%	(6.7)%	0.5%	4.0%	0.0%
Dissolution (Proportional)		$(3.2)	$(9.2)	$(13.5)	$11.4	$33.3	$47.8	$49.3
% Growth			NM	NM	(184.3)%	192.8%	43.4%	3.0%
Proportional EBT		$(3.2)	$(9.2)	$13.6	$43.3	$64.0	$84.9	$87.9

	Partnership Dissolution
Taxable Income Calculation	2012	2013	2014	2015	2016	2017	2018	2019
Insight Midwest EBT
% Growth
ICCI EBT
% Growth
Dissolution (Proportional)	$50.7	$52.3	$53.8	$55.4	$57.1	$58.8	$60.6	$62.4
% Growth	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
Proportional EBT	$50.7	$52.3	$53.8	$55.4	$57.1	$58.8	$60.6	$62.4

NOL USAGE	2004	2005	2006	2007	2008	2009	2010	2011
Existing NOLs
NOL Beginnig Balance		$651.3	$651.3	$651.3	$637.7	$594.5	$530.5	$445.6
Addition / (Usage)		0.0	0.0	(13.6)	(43.3)	(64.0)	(84.9)	(87.9)
Unused Expired NOLs from Schedule		0.0	0.0	0.0	0.0	0.0	0.0	0.0
NOL Ending Balance	$651.3	$651.3	$651.3	$637.7	$594.5	$530.5	$445.6	$357.7

New NOLs
NOL Beginnig Balance		$0.0	$3.2	$12.4	$12.4	$12.4	$12.4	$12.4
Addition		3.2	9.2	0.0	0.0	0.0	0.0	0.0
(Usage)		0.0	0.0	0.0	0.0	0.0	0.0	0.0
Unused Expired NOLs from Schedule		0.0	0.0	0.0	0.0	0.0	0.0	0.0
NOL Ending Balance	$0.0	$3.2	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4

Taxable Income & NOL Usage
Taxable Income at ICCI		$(3.2)	$(9.2)	$13.6	$43.3	$64.0	$84.9	$87.9
SEC 382 Maximum NOL Usage		—	—	—	—	—	—	—
“Practical” Maximum NOL Usage
Existing NOLs		0.0	0.0	13.6	43.3	64.0	84.9	87.9
New NOLs		0.0	0.0	0.0	0.0	0.0	0.0	0.0
Sub-Total		$0.0	$0.0	$13.6	$43.3	$64.0	$84.9	$87.9

Tax Benefit of NOLs
NOL Usage		$0.0	$0.0	$13.6	$43.3	$64.0	$84.9	$87.9
Tax Rate		41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%
Annual Tax Benefit of NOLs	$0.0	$0.0	$0.0	$5.6	$17.7	$26.2	$34.8	$36.0

Discount Dates	3/31/2005	8/15/2005	6/30/2006	6/30/2007	6/30/2008	6/30/2009	6/30/2010	6/30/2011

NOL USAGE	2012	2013	2014	2015	2016	2017	2018	2019
Existing NOLs
NOL Beginnig Balance	$357.7	$307.0	$254.7	$200.9	$145.4	$88.3	$29.5	$0.0
Addition / (Usage)	(50.7)	(52.3)	(53.8)	(55.4)	(57.1)	(58.8)	(29.5)	0.0
Unused Expired NOLs from Schedule	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
NOL Ending Balance	$307.0	$254.7	$200.9	$145.4	$88.3	$29.5	$0.0	$0.0

New NOLs
NOL Beginnig Balance	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$0.0
Addition	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
(Usage)	0.0	0.0	0.0	0.0	0.0	0.0	(12.4)	0.0
Unused Expired NOLs from Schedule	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
NOL Ending Balance	$12.4	$12.4	$12.4	$12.4	$12.4	$12.4	$0.0	$0.0

Taxable Income & NOL Usage
Taxable Income at ICCI	$50.7	$52.3	$53.8	$55.4	$57.1	$58.8	$60.6	$62.4
SEC 382 Maximum NOL Usage	—	—	—	—	—	—	—	—
“Practical” Maximum NOL Usage
Existing NOLs	50.7	52.3	53.8	55.4	57.1	58.8	29.5	0.0
New NOLs	0.0	0.0	0.0	0.0	0.0	0.0	12.4	0.0
Sub-Total	$50.7	$52.3	$53.8	$55.4	$57.1	$58.8	$41.9	$0.0

Tax Benefit of NOLs
NOL Usage	$50.7	$52.3	$53.8	$55.4	$57.1	$58.8	$41.9	$0.0
Tax Rate	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%	41.0%
Annual Tax Benefit of NOLs	$20.8	$21.4	$22.1	$22.7	$23.4	$24.1	$17.2	$0.0

Discount Dates	6/30/2012	6/30/2013	6/30/2014	6/30/2015	6/30/2016	6/30/2017	6/30/2018	6/30/2019

NPV of NOL Tax Benefit
Value per Share

NPV of NOL Tax Benefit	$152.7
Value per Share	$2.40

Peer Group Trading Analysis (5/10/05)

($ in millions, except per share and per sub data)

				Cable					EBITDA
		Equity	Firm	Firm	Cable FV / EBITDA				Growth		Cable FV /	EV / FCF
	Stock Price	Value	Value	Value	2005E		2006E		’04-’07		Latest Subs	2005E		2006E
Cablevision Systems	$27.05	$7,868	$16,485	$11,446	8.1	x	7.2	x	12.2%		$3,835	45.5	x	16.1	x

Charter Communications
with debt at face value	1.14	739	19,535	19,471	9.7		9.3		5.1		3,253	NM		NM
with debt at market price	1.14	739	17,793	17,729	8.8		8.5		5.1		2,962	NM		NM

Comcast	31.87	70,939	93,758	76,769	9.1		8.1		11.5		3,567	24.9		20.3

Insight Communications (a)
at current market price (5/10/05)	11.18	677	2,090	2,090	9.0		8.2		9.2		3,288	NM		18.0
at deal price	10.70	647	2,060	2,060	8.8		8.1		9.2		3,240	NM		17.2
at market prices prior to deal annoucement	9.68	582	1,995	1,995	8.6		7.8		9.2		3,138	NM		15.5

Mediacom Communications
at current market price (5/10/05)	5.96	702	3,722	3,722	8.8		8.3		5.2		2,547	41.1		11.3
at market prices prior deal annoucement	5.66	667	3,686	3,686	8.7		8.2		5.2		2,523	39.0		10.7

				Maximum	9.1	x	8.5	x	12.2	x	$3,835	45.5	x	20.3	x
				Mean	8.8		8.1		8.6		3,240	37.2		16.4
				Median	8.8		8.2		9.2		3,288	41.1		17.1
				Minimum	8.1		7.2		5.1		2,547	24.9		11.3

CREDIT STATISTICS

		Total		Net		Total		Cable
		Debt /		Debt /		Cable Debt /		Net Debt /
		LTM EBITDA				LTM Cable EBITDA
Cablevision Systems		6.7	x	6.1	x	5.0	x	4.4	x
Charter Communications		9.8		9.7		9.8		9.7
Comcast		2.8		2.7		2.8		2.7
Insight Communications		7.2		6.5		7.2		6.5
Mediacom Communications		7.4		7.4		7.4		7.4

	Maximum	9.8	x	9.7	x	9.8	x	9.7	x
	Mean	6.8		6.5		6.4		6.2
	Median	7.2		6.5		7.2		6.5
	Minimum	2.8		2.7		2.8		2.7

Note:                   Valuation statistics based on current market prices for ICCI and MCCC, and using debt at market prices for CHTR. Statistics exclude “NM” values.  Credit statistics show CHTR debt at book value.

Total Insight cable debt excludes HoldCo note.

(a)           Statistics shown based on proportional valuation methodology.

Current stock prices as of 5/10/05.

Peer Group Trading Analysis (6/17/05)

($ in millions, except per share and per sub data)

				Cable					EBITDA
		Equity	Firm	Firm	Cable FV / EBITDA				Growth		Cable FV /	EV / FCF
	Stock Price	Value	Value	Value	2005E		2006E		’04-’07		Latest Subs	2005E		2006E
Cablevision Systems	$26.87	$7,815	$16,491	$11,452	8.1	x	7.2	x	12.2%		$3,837	45.2	x	16.0	x

Charter Communications
with debt at face value	1.07	693	19,489	19,425	9.7		9.3		5.1		3,246	NM		NM
with debt at market price	1.07	693	17,189	17,125	8.5		8.2		5.1		2,861	NM		NM

Comcast	31.22	69,455	92,274	75,203	8.9		8.0		11.5		3,494	24.4		19.8

Insight Communications (a)
at current market price (6/17/05)	11.42	693	2,106	2,106	9.2		8.3		9.2		3,312	NM		18.5
at deal price	10.70	647	2,060	2,060	9.0		8.1		9.2		3,240	NM		17.3
at market prices prior to deal annoucement	9.68	582	1,995	1,995	8.7		7.8		9.2		3,138	NM		15.5

Mediacom Communications
at current market price (6/17/05)	6.69	788	3,808	3,808	9.0		8.5		5.2		2,606	46.1		12.6
at market prices prior deal annoucement	5.66	667	3,686	3,686	8.7		8.2		5.2		2,523	39.0		10.7

				Maximum	9.2	x	8.5	x	12.2	x	$3,837	46.1	x	19.8	x
				Mean	8.7		8.0		8.6		3,222	38.6		16.7
				Median	8.9		8.2		9.2		3,312	45.2		17.2
				Minimum	8.1		7.2		5.1		2,606	24.4		12.6

CREDIT STATISTICS

		Total		Net		Total		Cable
		Debt /		Debt /		Cable Debt /		Net Debt /
		LTM EBITDA				LTM Cable EBITDA
Cablevision Systems		6.6	x	6.1	x	5.0	x	4.4	x
Charter Communications		9.8		9.7		9.8		9.7
Comcast		2.8		2.7		2.8		2.7
Insight Communications		7.2		6.5		7.2		6.5
Mediacom Communications		7.4		7.4		7.4		7.4

	Maximum	9.8	x	9.7	x	9.8	x	9.7	x
	Mean	6.8		6.5		6.4		6.2
	Median	7.2		6.5		7.2		6.5
	Minimum	2.8		2.7		2.8		2.7

Note:     Valuation statistics based on current market prices for ICCI and MCCC, and using debt at market prices for CHTR. Statistics exclude “NM” values.  Credit statistics show CHTR debt at book value.
Total Insight cable debt excludes HoldCo note.

(a)                    Statistics shown based on proportional valuation methodology.

Current stock prices as of 6/17/05.

Cable Precedent Transactions

(Dollars in Millions, Subscribers in Thousands)

					Adjusted
					Core Cable	Forward
Date of	Acquiring	Seller/Acquired	Firm	Total	Consideration	EBITDA
Announcement	Company	Company	Value	Subs	per Subscriber	Multiple
Apr-05	Time Warner and Comcast	Adelphia	$18,100	5,300	$3,415	13.9	x
Oct-04	Cox Enterprises	Cox Communications Inc	26,195	6,263	4,183	9.9
Sep-03	Atlantic Broadband LLC	Charter Communications	765	235	3,255	10.6
Jul-03	Susquehanna Communications	RCN Corp	120	30	4,027	9.4
Feb-03	Cequel III	Shaw Communications	85	27	3,148	11.9
Feb-03	Advance / Newhouse	Shaw Communications	112	44	2,545	10.1
Dec-02	G-Force LLC	Northland Cable	46	17	2,756	11.6
Aug-02	Patriot Media (Spectrum and Steve Simmons)	RCN Corp	245	80	3,063	11.3
Apr-02	Bresnan Communications	Comcast / AT&T Broadban	675	317	2,129	10.1
Dec-01	Comcast Corp	AT&T Broadband	56,560	13,357	4,235	22.9
May-01	Comcast	AT&T Baltimore Cable	500	110	4,545	NA
Apr-01	Comcast	AT&T	2,696	595	4,531	NA
Apr-01	Adelphia Communications	AT&T “PONY”	300	115	2,609	NA
Feb-01	Mediacom	AT&T Broadband	2,215	840	2,637	11.8
Jun-00	Adelphia Communications	GS Communications	826	155	5,329	27.5
Apr-00	Cablevision	AT&T Westchester Cable	628	126	5,000	NA
Apr-00	AT&T Broadband	Cablevision Boston Cable	1,790	358	5,001	NA
Mar-00	Sandler Capital	James Cable	160	72	2,226	11.6
Mar-00	Charter Communications	Cablevision of Michigan	173	49	3,557	18.7
May-99	Cox Communications Inc	TCA Cable TV Inc	3,634	883	4,115	19.6

			High		$5,329	27.5	x
			Median		3,486	11.6
			Mean		3,615	14.1
			Low		2,129	9.4

Minority Squeeze Outs

•                  Summary of cash deals represents deals with transaction value at announcement above $250 mm since January 1, 2000

•                  Summaries of both pure stock and stock and cash deals represent deals with transaction value at announcement above $500 mm since January 1, 2000.

All Cash Deals

Date	Date				Transaction Value ($ mm) (a)		Price		Initial Premium (b)		Final Premium (b)
Announced	Completed	Target	Acquiror	% Sought	at Announcement	at Execution	Initial	Final	1 - Day	30 - Day	1 - Day	30 - Day
21-Feb-05	Not Closed	Eon Labs	Novartis	34.6%	$989	N/A	$31.00	—	11.0%	18.2%	—	—
02-Aug-04	02-Dec-04	Cox Communications	Cox Enterprises	38.0	7,857	8,532	32.00	$34.75	16.0	13.6	26.0%	23.4%
22-Jul-04	23-Dec-04	AMC Entertainment	Investor Group	50.1	834	834	19.50	19.50	13.6	28.5	13.6	28.5
19-Feb-02	11-Apr-02	Travelocity.com Inc	Sabre Holdings Corp.	30.0	403	491	23.00	28.00	19.8	1.0	45.8	23.0
21-Sep-01	08-Nov-01	Prodigy Communications Corp.	SBC Communications	58.3	409	496	5.45	6.60	54.0	2.3	86.4	23.9
04-Jun-01	12-Dec-01	Liberty Financial Companies	Liberty Mutual Insurance Company	29.5	483	487	33.44	33.70	(1.1)	(8.0)	(0.3)	(7.3)
25-Jan-01	20-Jun-01	Sodexho Marriott Services	Sodexho Alliance	52.0	989	1,173	27.00	32.00	8.5	23.0	28.6	45.8
27-Oct-00	16-Mar-01	Azurix Corp.	Enron Corp.	33.0	276	330	7.00	8.38	96.5	73.5	135.1	107.6
15-Aug-00	01-Mar-01	Avis Group Holdings	Cendant	82.0	823	937	29.00	33.00	13.7	29.4	29.4	47.3
24-Jul-00	11-Jan-01	Phoenix Investment Partners	Phoenix Home Life Mutual	40.5	344	434	12.50	15.75	15.6	19.8	45.7	50.9

								Mean:	24.8%	20.1%	45.6%	38.1%
								Median:	14.7	19.0	29.4	28.5

All Stock Deals

Date	Date				Transaction Value ($ mm) (a)		Exchange Ratio			Initial Premium (d)			Final Premium (d)
Announced	Completed	Target	Acquiror	% Sought	at Announcement	at Execution (c)	Initial		Final		1 - Day	30 - Day	1 - Day	30 - Day
10-Jan-05	21-Mar-05	Fox Entertainment Group	News Corporation	17.9%	$6,055	$6,337	1.900	x	2.040	x	10.9%	14.1%	19.1%	22.5%
03-Jun-02	23-Jun-03	Hotels.com	InterActiveCorp	34.0	1,012	1,185	1.806		2.400		7.5	(5.3)	42.8	25.8
03-Jun-02	08-Aug-03	Expedia Inc	InterActiveCorp	46.0	2,642	3,531	1.348		1.939		7.5	1.3	54.6	45.7
03-Jun-02	17-Jan-03	Ticketmaster	USA Interactive	34.0	1,116	736	0.807		0.935		7.5	3.6	24.6	20.1
15-Feb-02	03-Jun-02	NRG Energy	Xcel Energy	25.7	587	657	0.485		0.500		15.0	0.9	18.7	4.1
04-Feb-02	21-Mar-02	Intimate Brands	The Limited	16.3	1,657	1,760	1.046		1.100		6.1	5.8	11.6	11.3
08-Oct-01	15-Feb-02	Telecorp PCS	AT&T Wireless	77.0	2,400	2,400	0.900		0.900		44.5	12.0	44.5	12.0
04-Oct-01	18-Dec-01	TyCom	Tyco International	11.0	784	864	0.300		0.313		48.0	42.0	54.7	48.4
07-Sep-00	25-Apr-01	Delhaize America	Delhaize Group	55.0	1,887	1,874	0.350		0.400		17.2	31.5	33.9	50.3
15-Aug-00	21-Feb-01	Infinity Broadcasting	Viacom	35.7	15,927	13,083	0.564		0.592		13.6	10.1	19.2	15.5

									Mean:		17.8%	11.6%	32.4%	25.6%
									Median:		12.3	8.0	29.3	21.3

Cash & Stock Deals

					Transaction Value ($mm) (a)				Initial Premium (c)		Final Premium (c)
Date Announced	Date Completed	Target	Acquiror	% Sought	at Announcement	at Execution	Initial Price Final Price		1 - Day	30 - Day	1 - Day	30 - Day
18-Jan-05	Not Closed	UnitedGlobalCom (e)	Liberty Media International	46.2%	$4,061	N/A	$9.45	—	(2.0)%	2.5%	—	—
30-Aug-00	02-Jan-01	AXA Financial	AXA Group	39.7	9,384	$9,580	53.51	$54.63	2.4	21.8	4.5%	24.4%
14-Aug-00	31-Jul-01	BHC Communications (f)	News Corporation	20.0	743	743	165.00	165.00	16.4	11.1	16.4	11.1
14-Aug-00	31-Jul-01	United Television (f)	News Corporation	43.0	616	616	150.00	150.00	10.3	13.5	10.3	13.5

								Mean:	6.8%	12.2%	10.4%	16.3%
								Median:	6.3	12.3	10.3	13.5

(a) Represents equity value of the minority shareholders’ stake, which the acquiror proposed to acquire in the transaction.

(b) One-day premium measured relative to target’s closing stock price on last trading day prior to annoucement date; 30-day premium measured relative to target’s average closing stock price during the 30-day trading period prior to announcement date. (c) Based on shares held by minority stakeholders at offer price, calculated as product of final exchange ratio and acquiror’s stock price as of date of final bump or announcement date (if no bump took place).

(d) One-day premium measured relative to market exchange ratio on last trading day prior to annoucement date; 30-day premium measured relative to average market exchange ratio during the 30-day trading period prior to announcement date. (e) Under terms of the agreement, up to 20% of shareholders can opt for an all cash payment and remaining 80% will receive an all stock exchange.

(f) BHC and UTV transactions relate to News Corp’s acquisition of Chris Craft Industries. Chris Craft owned 80% of BHC’s common stock, and BHC owned 57% of United TV’s common stock.

Cable Sector Share Price Performance

•                  Since our last meeting with Morgan Stanley and Carlyle on May 11, stock prices for cable providers have fallen by an average of 1.6%

•                  Over the same time period, the S&P 500 has gained 4.3%

[CHART]

ICCI and Midwest Bond Trading Levels

•                  Bond levels have remained relatively stable since 05/11/05 with no noticeable reaction to the recent S&P downgrades to Insight Communications and Insight Midwest (06/01/05)

[CHART]

Research Analyst DCF valuation Versus Trading Value Prior to Offer

		Average	DCF Premium
	Trading	Research Analyst	/ (Discount)
Company	Price (a)	DCF Price	to Trading Price
Cablevision Systems	$30.26	$34.39	13.7%
Charter Communications	1.85	2.85	54.0%
Comcast	32.07	33.20	3.5%
Insight Communications	9.60	10.08	5.0%
Mediacom Communications	5.50	6.08	10.5%

	Mean (with Charter)		17.3%
	Median (with Charter)		10.5%

	Mean (without Charter)		8.2%
	Median (without Charter)		7.7%

Note: Assumes Comcast DCF price per share same for CMCSA and CMCSK.
(a) Represents average price as of report date.

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